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                                                                   EXHIBIT 10.28


                          UNITED STATES FIRE INSURANCE

                                  HOME OFFICE
                                 SALE/LEASEBACK

                               305 MADISON AVENUE
                              MORRISTOWN, NJ 07960
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                              AMENDED AND RESTATED
                                LEASE AGREEMENT

                                    BETWEEN

                    CROSTEX ASSOCIATES LIMITED PARTNERSHIP,

                                                                  AS LESSOR,

                                      AND

                          CRUM & FORSTER CORPORATION,

                                                                  AS LESSEE.

    Dated:   as of March 1, 1985
    Location: Morris Township, New Jersey

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                               TABLE OF CONTENTS

                                                                 PAGE
                                                                NUMBER
                                                                ------
1.   LEASE OF PREMISES; TITLE AND CONDITION.................           1
2.   USE....................................................           1
3.   TERMS..................................................           1
4.   RENT...................................................           1
5.   NET LEASE..............................................           2
6.   TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW.............           2
7.   LIENS..................................................           3
8.   INDEMNIFICATION........................................           4
9.   MAINTENANCE AND REPAIR.................................           4
10. ALTERATIONS.............................................           5
11. CONDEMNATION AND CASUALTY...............................           6
12. INSURANCE...............................................           7
13. PURCHASE OPTION; RIGHT OF FIRST REFUSAL.................           8
14. UNECONOMIC USE..........................................           9
15. PROCEDURE UPON PURCHASE.................................           9
16. ASSIGNMENT AND SUBLETTING...............................          10
17. PERMITTED CONTESTS......................................          11
18. CONDITIONAL LIMITATIONS; DEFAULT PROVISIONS.............          12
19. BANKRUPTCY OR INSOLVENCY................................          13
20. ADDITIONAL RIGHTS OF LESSOR.............................          15
21. NOTICES, DEMANDS AND OTHER INSTRUMENTS..................          15
22. ESTOPPEL CERTIFICATES...................................          16
23. NO MERGER...............................................          16
24. SURRENDER...............................................          16
25. MERGER, CONSOLIDATION OR SALE OF ASSETS.................          16
26. INVESTMENT TAX CREDIT...................................          17
27. SEPARABILITY; BINDING EFFECT............................          17
28. HEADINGS AND TABLE OF CONTENTS..........................          17
29. SCHEDULES...............................................          17
     Schedule A.............................................         A-1
     Schedule B.............................................         B-1
     Schedule C.............................................         C-1
     Acknowledgments........................................
LEASE.......................................................
LESSOR......................................................
LESSEE......................................................
PREMISES....................................................
LAND........................................................
IMPROVEMENTS................................................

                                        i
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
                                                                 PAGE
                                                                NUMBER
                                                                ------
PERMITTED EXCEPTIONS........................................
PRIMARY TERM................................................
EXTENDED TERMS..............................................
BASIC RENT..................................................
PAYMENT DATES...............................................
LEGAL REQUIREMENTS..........................................
TRADE FIXTURES..............................................
UNIMPROVED LAND.............................................
NET PROCEEDS................................................
TERMINATION DATE............................................
MORTGAGEE...................................................
MORTGAGE....................................................
ASSURANCE...................................................
BASIC AMOUNT................................................  SCHEDULE C

     AMENDED AND RESTATED LEASE AGREEMENT, dated as of March 1, 1985 (this Lease), between CROSTEX ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership, (herein together with any partnership succeeding thereto by consolidation, merger, or acquisition of its assets substantially as an entirety, called Lessor), having an address c/o Proskauer Rose Goetz & Mendelsohn, 300 Park Avenue, New York, New York 10022, Attention: Managing Clerk, and CRUM & FORSTER CORPORATION, a New Jersey corporation (herein, together with any corporation succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, called Lessee), having an address at 305 Madison Avenue, Morris Township, New Jersey.

     1. Lease of Premises; Title and Condition. In consideration of the rents and covenants herein stipulated to be paid and performed by Lessee and upon the terms and conditions herein specified, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the premises (the Premises) consisting of (i) the land (the Land) described in Schedule A, (ii) all buildings and other improvements (including, but without limitation, the attachments, and other affixed property but not including any data processing equipment, computers and computer equipment and telephone and other similar electronic equipment including without limitation wiring and cabling necessary for the utilization of said equipment other than those necessary for the operation and maintenance of the Premises), now or hereafter located on the Land (the Improvements), and
(iii) the respective easements, rights and appurtenances relating to the Land and the Improvements and (iv) the rights under the agreements listed in Schedule
A. The Premises are leased to Lessee in their present condition without representation or warranty by Lessor and subject to the rights of parties in possession, to the existing state of title, to all applicable Legal Requirements (as hereinafter defined) now or hereafter in effect and to Permitted Exceptions listed in Schedule A. Lessee has examined the Premises and title to the Premises and has found all of the same satisfactory for all purposes.

     2. Use. Lessee may use the Premises for any lawful purpose.

     3. Terms. The Premises are leased for a primary term (the Primary Term), and, at Lessee's option, for up to six consecutive additional terms of five years each (the Extended Terms), unless and until the term of this Lease shall expire or be terminated pursuant to any provision hereof. The Primary Term and each Extended Term shall commence and expire on the dates set forth in Schedule
B. Lessee shall exercise its option to extend the term of this Lease for each Extended Term by giving notice thereof to Lessor not less than 330 days prior to the expiration of the then-existing term. Such notice shall not be effective unless accompanied by either (i) the written consent of Crum and Forster, Inc. to the exercise of such option, together with Crum and Forster, Inc.'s confirmation, in form satisfactory to Lessor, that the guaranty of the obligations of Lessee hereunder pursuant to the Amended and Restated Guaranty, dated as of March 1, 1985 ("Guaranty"), from Crum and Forster, Inc. ("Guarantor") to Lessor, is in full force and effect which consent and confirmation Guarantor is under no obligation to grant hereby, or (ii) a guaranty of Lessee's obligations hereunder, in a form satisfactory to Lessor by a guarantor whose net worth shall be the greater of the net worth of Guarantor at the time of the exercise of such option or $400,000,000.00. Should Lessee fail to exercise any option to extend the term hereof, they shall have no right thereafter to exercise any succeeding option to extend the term hereof.

     4. Rent. (a) Lessee shall pay to Lessor in lawful money of the United States as fixed rent for the Premises, the amounts set forth in Schedule B (Basic Rent) on the dates set forth therein (Payment Dates), at Lessor's address as set forth above, or at such other address or to such person as Lessor from time to time may designate.

     (b) All amounts which Lessee is required to pay pursuant to this Lease (other than Basic Rent, amounts payable upon purchase of the Premises, amounts payable to maintain and repair the Premises pursuant to paragraph 9, amounts payable for additions to and alterations of the Improvements pursuant to paragraph 10, amounts payable for restoration of the Improvements pursuant to paragraph 11 and amounts payable as liquidated damages pursuant to paragraph
18), together with every fine, penalty, interest and cost which may be added for non-payment thereof, shall constitute additional charges. Every fine, penalty, interest and cost which may be added for late payment of Basic Rent shall constitute additional rent. If Lessee shall fail to pay any such additional charges, additional rent or any other sum due hereunder when the same shall become due, Lessor shall have all rights, powers and remedies with respect thereto as are provided herein or by law in the case of non-payment of any Basic Rent which is then due and payable and shall, except as expressly provided herein, have the right to pay the same on behalf of Lessee. Lessee shall pay to Lessor interest at the rate of 1% above the then rate of interest per annum on Lessor's financing of its interest in the Premises, or the highest amount not prohibited by law, which ever is less, on all overdue Basic Rent from the due date thereof until paid, and on all overdue additional charges, additional rent or other sums due hereunder paid by Lessor on behalf of Lessee from the date of payment by Lessor until repaid by Lessee. Lessee shall perform all its obligations under this Lease at its sole cost and expense, and shall pay all Basic Rent, additional charges and additional rent and other sums due hereunder when due and payable, without notice or demand.

     5. Net Lease. (a) This Lease is a net lease and any present or future law to the contrary notwithstanding, shall not terminate except as provided in paragraphs 10(b), 11(b), 13(a)(ii), 14(a) and 18(b), nor shall Lessee be entitled to any abatement or reduction (except as provided in paragraphs 10(b) and 11(c)), set-off, counterclaim, defense or deduction with respect to any Basic Rent, or any additional charges, additional rent or other sum payable hereunder, nor shall the obligations of Lessee hereunder be affected, by reason of: any damage to or destruction of the Premises; any taking of the Premises or any part thereof by condemnation or otherwise; any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of the Premises, or any interference with such use, occupancy or enjoyment by any person; any eviction by paramount title or otherwise; any default by Lessor hereunder or under any other agreement; the impossibility or illegality of performance by Lessor, Lessee or both; any action of any governmental authority; or any other cause whether similar or dissimilar to the foregoing. The parties intend that the obligations of Lessee hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

     (b) Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Lessor, or any assignee of Lessor or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator or by any court.

     (c) Subject to the foregoing, Lessee waives all rights to terminate or surrender this Lease, or to any abatement or deferment of any Basic Rent, additional charges, additional rent or other sums payable hereunder.

     6. Taxes and Assessments; Compliance with Law. (a) Lessee shall pay, prior to delinquency: (i) all taxes, assessments, levies, fees, water and sewer rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the Primary Term or any Extended Term hereof, imposed or levied upon or assessed against (A) the Premises, (B) any Basic Rent, additional charges, additional rent or other sum payable hereunder or (C) this Lease, the leasehold estate hereby created or which arises in respect of the operation, possession or use of the Premises; (ii) all gross receipts or similar taxes (i.e. taxes based upon gross income which fail to take into account all customary deductions relating to the Premises) imposed or levied upon, assessed against or measured by any Basic Rent, additional charges, additional rent or other sum payable hereunder; (iii) all sales, value added, use and similar taxes at any time levied, assessed or payable on account of the acquisition, leasing, possession, operation, ownership or use of the Premises; and (iv) all charges of utilities serving the Premises. Lessee shall not be required to pay (a) any value added tax imposed in lieu of or in substitution for income taxes imposed upon Lessor (or the partners thereof), or (b) any franchise, corporate, estate, inheritance, succession, transfer, income, profits or similar taxes of Lessor (other than any tax referred to in clause (ii) above) unless such tax is imposed, levied or assessed in substitution for any other tax, assessment, charge or levy which Lessee is required to pay pursuant to this paragraph 6(a), provided, however, that if at any time during the term of this Lease, the method of taxation shall be such that there shall be levied, assessed or imposed on Lessor a capital levy or other tax directly on the charges or rents received therefrom, or upon the value of the Premises or any present or any future improvement or improvements on the Premises, then all such taxes, assessments, levies or charges or the part thereof so measured or based, shall be payable by Lessee, but only to the extent that such taxes would be payable if the Premises were the only property of Lessor, and Lessee shall pay and discharge the same as herein provided. Lessee will furnish to Lessor, promptly after demand therefore, proof of payment of all items referred to above which are payable by Lessee. If any such assessment may legally be paid in installments, Lessee may pay such assessment in installments; in such event, Lessee shall be liable only for installments which become due and payable during the term hereof. Lessor agrees to immediately transmit to Lessee any bill, invoice or similar instrument which Lessor may receive with respect to the Premises.

     (b) Lessee shall comply with and cause the Premises to comply with (i) all laws, ordinances and regulations, and other governmental rules, orders and determinations now or hereafter enacted, made or issued, whether or not presently contemplated (collectively Legal Requirements) applicable to the Premises or the ownership, possession, operation or use thereof and (ii) all contracts (including insurance policies), agreements, covenants, conditions and restrictions applicable to the Premises or the ownership, occupancy, operation, possession or use thereof, including but not limited to all such Legal Requirements, contracts, agreements and restrictions which require structural, unforeseen or extraordinary changes.

     (c) Lessee acknowledges that it is responsible for compliance with all state and federal environmental laws, including the Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 et seq.) (the Spill Fund), and the Environmental cleanup Responsibility Act (N.J.S.A. 13: K-6 et seq.) (collectively the "Environmental Statutes"). In the event that Lessor determines that Lessee has defaulted under this Subparagraph 6(c), and upon written request by Lessor, Lessee will make all filings and comply with all requests of the New Jersey Department of Environmental Protection (the "DEP"), and will require such compliance from the tenants under the Lease, as necessary.

     In the event that Lessee does not expeditiously or immediately after receiving notice from the Lessor to so proceed with any compliance required by any State or Federal authority under the Environmental Statutes, the Lessor may reasonably elect to undertake such compliance in order to protect its interest in the Lease. Any monies expended by Lessor in efforts to comply with any environmental statute (including but not limited to: the costs of hiring consultants, undertaking sampling and testing, performing any cleanup necessary or useful in the compliance process and reasonable attorney's fees) will be additional rent hereunder.

     Lessee will provide Lessor with copies of all subleases hereafter entered into affecting the Lease and any amendments or additions to any lease affecting the Lease. Upon request from Lessor, Lessee will provide or cause to be provided to Lessor all information which Lessor may reasonably request and which Lessee possesses as to the use of the Premises by Lessee or any tenant, and an environmental audit of the Premises which is designed to described any materials on the Premises which would require a filing with any governmental authorities or which would require remedial action under any environmental statute.

     In the event that Lessee receives notice from the DEP under Environmental Statutes of a discharge on the Premises, Lessee will send a copy of such notice to Lessor and will proceed to remedy the condition described in the notice. Lessee will proceed promptly to either remove the discharge and any effects therefrom or contest the allegations in the notice, taking all action necessary to ensure that the Spill Fund administrator does not spend Spill Fund, as defined in the Environmental Statutes, monies to clean up the site. In the event that the Spill Fund administrator does spend money cleaning up property owned or leased by Lessee in New Jersey, and a lien on the Premises is created, Lessor may take such actions as it deems necessary to remove such lien, or may require it to be bonded by Lessee, whether such clean up affects the Premises or some other property of Lessee in New Jersey.

     7. Liens. (a) Lessee shall promptly remove and discharge any charge, lien, security interest or encumbrance upon the Premises or any Basic Rent, additional charges, additional rent or other sum payable hereunder which arises for any reason, including all liens which arise out of the ownership, possession, operation, use, occupancy, construction, repair or rebuilding of the Premises or by reason of labor or materials furnished or claimed to have been furnished to Lessee or for the Premises, but not including (i) the liens and encumbrances set forth in Schedule A and (ii) any mortgage, charge, lien, security interest or encumbrance created by Lessor without the consent of Lessee. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Premises or any part thereof. Notice is hereby given that Lessor will not be liable for any labor, services or materials furnished or to be furnished to Lessee, or to anyone holding the Premises or any part thereof through or under Lessee, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Lessor in and to the Premises.

     (b) At the request of Lessee, Lessor shall not unreasonably withhold Lessor's consent to, and upon granting such consent shall join in, any (i) grant of easements and other rights in the nature of easements, (ii) release of existing easements or other rights in the nature of easements which are for the benefit of the Premises, (iii) dedication or transfer of unimproved portions of the Premises for road, highway or other public purposes, (iv) execution of petitions to have the Premises annexed to any municipal corporation or utility district, (v) execution of amendments to any covenants and restrictions affecting the Premises and (vi) execution and delivery to any person of any instrument appropriate to confirm or effect such grant, release, dedication and transfer (to the extent of its interests in the Premises), but only upon delivery to Lessor of (w) a certificate of the President or a Vice President of Lessee stating that such grant, release, dedication, transfer, petition or amendment is not detrimental to the proper conduct of the business of Lessee on the Premises, the consideration, if any, being paid for such grant, release, dedication, transfer, petition or amendment and that such grant, release, dedication, transfer, petition or amendment does not materially impair the use of the Premises or reduce their value by more than the amount of such consideration, (x) a duly authorized and binding undertaking of Lessee that Lessee will remain obligated hereunder to the same extent as if such grant, release, dedication, transfer, petition or amendment had not been made, and that Lessee will perform all obligations of Lessor under such instrument, (y) a duly authorized and binding undertaking of Guarantor that Guarantor will remain obligated under the Guaranty to the same extent as if such grant, release, dedication, transfer, petition or amendment had not been made, and (z) such other instruments, certificates and opinions of counsel as Lessor may reasonably request. Any such grant, release, dedication, transfer, petition or amendment shall be at the cost and expense of Lessee. Lessor shall be entitled to receive any consideration paid in connection with any such grant, release, dedication, transfer, petition or amendment.

     8. Indemnification. Lessee shall defend all actions against Lessor, any partner, officer, director or shareholder of Lessor and any partner, officer, director or shareholder of any partner of Lessor with respect to, and shall pay, protect, indemnify and save harmless Lessor, any partner, officer, director or shareholder or Lessor and any partner, officer, director or shareholder of any partner of Lessor from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature (a) to which Lessor, any partner, officer, director or shareholder of Lessor and any partner, officer, director or shareholder of any partner of Lessor is subject because of Lessor's estate in the Premises or (b) arising from (i) injury to or death of any person, or damage to or loss of property, on the Premises or on adjoining sidewalks, streets or ways, or connected with the use, condition or occupancy of any thereof, (ii) violation of this Lease by Lessee, (iii) any act or omission of Lessee or its agents, contractors, licensees, sublessees or invitees, and
(iv) any contest referred to in paragraph 17. Lessor, however, shall not be indemnified by Lessee against affirmative acts by Lessor unless such acts are undertaken after written notice to Lessee and Lessee fails to promptly object to such acts by written notice to Lessor.

     9. Maintenance and Repair. (a) Lessee acknowledges that it has received the Premises in good repair and condition. Lessee will maintain all parts of the Premises in good repair and condition, except for ordinary wear and tear, and will take all action and will make all structural and non-structural, foreseen and unforeseen and ordinary and extraordinary changes and repairs which may be required to keep all parts of the Premises in good repair and condition ordinary wear and tear excepted. Lessor shall not be required to maintain, repair or rebuild all or any part of the Premises. Lessee waives the right to (x) require Lessor to maintain, repair or rebuild all or any part of the Premises, or (y) make repairs at the expense of Lessor pursuant to any Legal Requirement, contract, agreement, covenant, condition or restriction set forth in subparagraph 6(b)(ii), at any time in effect. Nothing herein shall constitute a waiver of Lessee's right to assert claims against third parties.

     (b) In the event that all or any part of the Improvements shall encroach upon any property, street or right of way adjoining or adjacent to the Premises, or shall violate the agreements or conditions affecting the Premises or any part thereof, or shall hinder or obstruct any easement or right-of-way to which the Premises are subject, then, promptly after written request of Lessor (unless such encroachment, violation, hindrance, obstruction or impairment is a Permitted Exception contained in Schedule A) or of any person so affected, Lessee shall, at its expense, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting therefrom or (ii) if Lessor consents (which consent Lessor shall not unreasonably withhold or delay) thereto in writing, make such changes, including alteration or removal, to the Improvements and take such other action as shall be necessary to remove or eliminate such encroachments, violations, hindrances, obstructions or impairments.

     10. Alterations. (a) Lessee may, at its expense, make additions to and alterations of the Improvements, and construct additional Improvements provided that (i) the market value of the Premises shall not be lessened thereby, (ii) such work shall be expeditiously completed in a good and workmanlike manner and in compliance with all applicable Legal Requirements and the requirements of all insurance policies required to be maintained by Lessee hereunder, and (iii) no Improvements shall be demolished, except interior non-structural portions of the Improvements in the ordinary course of business and use of the space in the Premises, unless Lessor's prior consent shall have been obtained, which consent shall not be unreasonably withheld. All such additions and alterations shall be and remain part of the realty and the property of Lessor and shall be subject to this Lease. Lessee may place upon the Premises any inventory, trade fixtures, machinery or equipment belonging to Lessee or third parties ("Trade Fixtures") and may remove the same at any time during the term of this Lease. Lessee shall repair any damage to the Premises caused by such removal.

     (b) Lessor and Lessee contemplate that, after the commencement of the Primary Term, Lessee may desire to construct additional improvements on the Premises. Lessee may, but shall not be required to, request Lessor to arrange for the financing of construction on the Premises not required under paragraphs 9 and 11 of this Lease. Such request shall set forth in reasonable detail the estimated amount of such costs and expenses, such amount to be not less than $500,000. Upon receipt of such request, Lessor agrees to make every reasonable effort to arrange for the financing of such improvements on terms and conditions satisfactory to Lessor and Lessee. Lessor and Lessee shall negotiate in good faith concerning the financing of construction of such improvements and the amendment of the rental provisions of this Lease, having regard to then existing economic, financial and money market conditions. Since the likely principal source of funds to finance such costs and expenses will be the sale of notes by Lessor, the parties hereto recognize that such amendment of the rental provisions of this Lease must be of such nature as to permit the sale of such notes or other debt obligations. Lessor shall incur no liability by reason of its inability to arrange for such financing, and this Lease shall continue in full force and effect notwithstanding such inability.

     If Lessor shall be unable to arrange such financing, Lessee shall then have the option to purchase the interests of Lessor in the Unimproved Land (as hereinafter defined) as herein provided. Lessee shall have the option, exercisable on any Payment Date and upon not less than 210 days prior written notice to Lessor, if such proposed improvements are to be either contiguous to any of the Improvements or freestanding upon land constituting part of the Premises, to purchase and acquire, free of this Lease and the Mortgage (as hereinafter defined), so much of the unimproved land portion of the Premises (the Unimproved Land) as is necessary for the construction and operation of such proposed improvements with access to and from a public street and easements for the maintenance of utilities and as shall be of sufficient size to comply with applicable subdivision and zoning requirements, provided, however, and upon the condition that the portion of the Premises remaining subject to this Lease after such acquisition shall (i) be capable of being operated as a separate economic unit without additional cost to Lessor, (ii) be a single parcel of land, (iii) include the buildings located on the land described in Schedule A at the commencement of the term of this Lease (or the replacements of such buildings),
(iv) have adequate access to and from public streets and easements for the maintenance of all utilities, and (v) not be in violation of any applicable law, rule, regulation, ordinance, covenant or restriction and provided further that
(x) neither the value nor the use of the Premises remaining subject to this Lease shall be adversely affected by such acquisition and (y) this Lease shall continue in full force and effect with respect to such remaining portion.

     The purchase price for the Unimproved Land shall be the greater of (x) the product of $3,556,995 multiplied by a fraction, the denominator of which is the number of square feet of land contained in the Premises on the date this Lease commences and the numerator of which is the number of square feet of Unimproved Land and (y) the fair market value of such portion, as determined by Lessor and Lessee, and in the event of their failure to agree, as determined by appraisers selected in the manner provided in paragraph 13. Lessee agrees that it shall bear the costs of such appraisals.

     If Lessee shall exercise the option contained in the second preceding paragraph, then on the Payment Date designated in the notice electing such option, there shall be conveyed and assigned to Lessee, in accordance with paragraph 15, Lessor's interest in the Unimproved Land against payment by Lessee of the purchase price therefor, and this Lease shall terminate with respect to the Unimproved Land except with respect to obligations and liabilities of Lessee under this Lease, actual or contingent, which have arisen on or prior to such Payment Date. The options assigned and created hereby are exercisable only so long as this Lease is in effect; and Lessor and Lessee agree that Lessee shall exercise such rights only if Lessee is not in default hereunder. The options assigned and created hereby shall expire upon the termination of this Lease.

     After the purchase of any Unimproved Land (i) each installment of Basic Rent payable on or after the first Payment Date occurring one month or more after the date of such purchase shall be reduced by an amount determined by multiplying such purchase price by .9492% with respect to the first 10 years of the Primary Term, by 1.0750% with respect to the next 5 years, by 1.1342% with respect to the remaining 10 years of the Primary Term; and (ii) Schedule C shall be recomputed to reflect at each period a dollar amount representing the present value of the remaining instalments of Basic Rent (as reduced as described above) during the Primary Term of this Lease using a discount rate of .9325% per month.

     Notwithstanding the foregoing, the computation of the additional rent based on increases in the Consumer Price Index, as set forth in Schedule B, shall be made as if there were no changes in the Basic Rent under this paragraph or under paragraph 11.

     11. Condemnation and Casualty. (a) Lessee hereby irrevocably assigns to Lessor any award, compensation or insurance payment to which Lessee may become entitled by reason of Lessee's interest in the Premises, excluding all Trade Fixtures (i) if the use, occupancy or title of the Premises or any part thereof is taken, requisitioned or sold in, by or on account of any actual or threatened eminent domain proceeding or other action by any person having the power of eminent domain or (ii) if the Premises or any part thereof are damaged or destroyed by fire, flood or other casualty. Lessor may appear in any such proceeding or action, to negotiate, prosecute and adjust any claim for any award, compensation or insurance payment on account of any such damage, destruction, taking, requisition or sale; and Lessor shall collect any such award, compensation or insurance payment. All amounts paid in connection with any such damage, destruction, taking, requisition or sale shall be applied pursuant to this paragraph 11, and all such amounts (minus the expense of collecting such amounts), are herein called the Net Proceeds. Lessor shall pay all reasonable costs and expenses in connection with each such proceeding, action, negotiation, prosecution and adjustment for which costs and expenses Lessor shall be reimbursed out of any award, compensation or insurance payment received. Lessee shall be entitled to participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee shall each take all appropriate action in connection with each such proceeding or action and cooperate with the other in connection therewith.

     (b) If an occurrence of the character referred to in clause (i) or (ii) of paragraph 11(a) shall affect all or a substantial portion of the Land and Improvements and shall render the Improvements unsuitable for restoration for continued use and occupancy in Lessee's business, then Lessee may, not later than 30 days after such occurrence, deliver to Lessor (i) notice of its intention to terminate this Lease on the next Payment Date (the Termination
Date) which occurs not less than 160 days after the delivery of such notice,
(ii) a certificate of a Vice President of Lessee describing the event giving rise to such termination and stating that the Chief Executive Officer and the Board of Directors or the Executive Committee of the Board of Directors of Lessee has determined that such event has rendered the Improvements unsuitable for restoration for continued use and occupancy in Lessee's business, and (iii) documentation to the effect that termination of this Lease will not be in violation of any agreement then in effect. If the Termination Date occurs during the Primary Term, such notice to Lessor shall be accompanied by an irrevocable offer by Lessee to purchase on the Termination Date the interests of Lessor in the remaining portion of the Premises and the Net Proceeds, if any, payable in connection with such occurrence (or the right to receive the same when made, if payment thereof has not yet been made), at a price determined in accordance with Schedule C. If either (1) Lessor shall reject such offer by notice given to Lessee not later than the 15th day prior to the Termination Date or (2) the Termination Date occurs during an Extended Term, this Lease shall terminate on the Termination Date, except with respect to obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to the Termination Date, upon payment by Lessee of all Basic Rent, additional charges, additional rent and other sums then due and payable hereunder to and including the Termination Date, and the Net Proceeds shall belong to Lessor. Unless Lessor shall have rejected such offer in accordance with this paragraph, Lessor shall be conclusively presumed to have accepted such offer, and, on the Termination Date, shall convey the remaining portion of the Premises, if any, to Lessee or its designee and shall assign to Lessee or its designee all of Lessor's interests of in the Net Proceeds, pursuant to and upon compliance with paragraph 15.

     (c) If, after an occurrence of the character referred to in clauses (i) or
(ii) of paragraph 11(a), Lessee does not give notice of its intention to terminate this Lease as provided in paragraph 11(b), then this Lease shall continue in full effect, and Lessee shall, at its expense, rebuild, replace or repair any damage to the Premises caused by such event in conformity with the requirements of paragraph 10 so as to restore the Premises (in the case of condemnation as nearly as practicable) to the condition and market value thereof immediately prior to such occurrence. Lessee shall be entitled to receive the Net Proceeds, but only against certificates of Lessee delivered to Lessor from time to time as such work of rebuilding, replacement and repair progresses, each such certificate describing the work for which Lessee is requesting payment and the cost incurred by Lessee in connection therewith and stating that Lessee has not theretofore received payment for such work. Any such Net Proceeds remaining after final payment has been made for any such work shall be retained by Lessor in the case of an occurrence of the character referred to in clause (i) of paragraph 11(a) and shall be paid to Lessee in the event of an occurrence of the character referred to in clause (ii) of paragraph 11(a). To the extent that any Net Proceeds in excess of $25,000 remain after restoration and are retained by Lessor, (I) Schedule C shall be recomputed to reflect at each period a dollar amount representing the present value of the remaining installments of Basic Rent (reduced as described below) during the Primary Term of this Lease using a discount rate of .9325% per month; (II) each installment of Basic Rent payable on and after the first Payment Date occurring not less than three months after the final payment to Lessee for such work shall be reduced by an amount equal to the amount so retained multiplied by .9492% during years 1 through 10 inclusive of the Primary Term, 1.0750% during years 11 through 15 inclusive of the Primary Term, and 1.1342% during years 16 through 25 inclusive of the Primary Term; and
(III) the Basic Rent per square foot of the Land and of the Improvements after the reductions provided for in clause (II) of this paragraph 11(c) shall not be less than the respective Basic Rent per square foot prior to such reduction for each rental period. Notwithstanding the foregoing, the computation of the additional rent based on increases in the Consumer Price Index, as set forth in Schedule B, shall be made as if there were no changes in the Basic Rent under this paragraph or paragraph 10. For the purposes of determining the Basic Rent per square foot of the Land and of the Improvements, the initial square footage of the Land and Improvements shall be the number of square feet thereof reflected on the most recent as-built survey obtained by Lessor prior to the commencement of the Primary Term. In the event of any temporary requisition, this Lease shall remain in full effect and Lessee shall be entitled to receive the Net Proceeds allocable to such temporary requisition; except that such portion of the Net Proceeds allocable to the period after the expiration or termination of the term of this Lease shall be paid to Lessor. If the cost of any repairs required to be made by Lessee pursuant to this paragraph 11(c) shall exceed the amount of such Net Proceeds, the deficiency shall be paid by Lessee.

     12. Insurance. (a) Lessee will maintain insurance on the Premises of the following character:

     (i) "All Risk" policies of insurance with agreed amount and replacement cost endorsements, in amounts sufficient to prevent Lessor or Lessee from becoming a co-insurer of any loss but in any event in amounts not less than 100% of the actual replacement value of the Improvements, exclusive of foundations and excavations.

     (ii) General public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Premises and adjoining streets and sidewalks, in the minimum amounts of $5,000,000 for bodily injury or death to any one person, $10,000,000 for any one accident, and $5,000,000 for property damage or in such greater amounts as are then customary for property similar in use to the Premises.

     (iii) Worker's compensation insurance (including employers' liability insurance, if requested by Lessor) to the extent required by the law of the state in which the Premises are located and to the extent necessary to protect Lessor and the Premises against workmen's compensation claims.

     (iv) Explosion insurance in respect of any boilers and similar apparatus located on the Premises in the minimum amount of $250,000 or in such greater amounts as are then customary for property similar in use to the Premises.

     (v) Such other insurance, in such amounts and against such risks, as is commonly obtained in the case of property similar in use to the Premises and located in the state in which the Premises are located, including war-risk insurance when and to the extent obtainable from the United States Government or any agency thereof.

Such insurance shall be written by companies rated A or better by A.M. Best Company legally qualified to issue such insurance, and shall name Lessor as an insured party and include Lessee as its interest may appear. If the Premises or any part thereof shall be damaged or destroyed by fire or other casualty, and if the estimated cost of rebuilding, replacing or repairing the same shall exceed $25,000, Lessee promptly shall notify Lessor thereof.

     (b) Every such policy (other than any general public liability or worker's compensation policy) shall bear a standard mortgagee endorsement in favor of the first mortgagee or beneficiary (whether one or more, the Mortgagee) under each mortgage, deed of trust or similar security instrument creating a lien on the interest of Lessor in the Premises (whether one or more, the Mortgage); and any loss under any such policy shall be payable to the Mortgagee to be held and applied pursuant to paragraph 11. Every policy referred to in paragraph 12(a) shall provide that it will not be cancelled or amended except after 30 days' written notice to Lessor and the Mortgagee and that it shall not be invalidated by any act of negligence of Lessor, Lessee or any person or entity having an interest in the Premises, any foreclosure or other proceedings relating to the Premises, nor by change in title to the Premises, nor by occupancy or use of the Premises for purposes more hazardous than permitted by such policy, nor by any foreclosure or other proceedings relating to the Premises, nor by change in title to or ownership of the Premises.

     (c) Lessee shall deliver to Lessor and the Mortgagee originals of the applicable insurance policies or original or duplicate certificates of insurance, satisfactory to Lessor and the Mortgagee, evidencing the existence of all insurance which is required to be maintained by Lessee hereunder, such delivery to be made (i) promptly after the execution and delivery hereof and
(ii) at least 30 days prior to the expiration of any such insurance. Lessee shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this paragraph 12 unless Lessor and Mortgagee are each a named insured therein, with loss payable as provided herein. Lessee shall immediately notify Lessor whenever any such separate insurance is obtained and shall deliver to Lessor and the Mortgagee the policies or certificates evidencing the same. Any insurance required hereunder may be provided under blanket policies, provided that the Premises are specified therein.

     (d) The requirements of this paragraph 12 shall not be construed to negate or modify Lessee's obligations under paragraph 8.

     13. Purchase Option; Right of First Refusal. (a) Provided that there is no events of default under the Lease or the Guaranty, Lessee shall have the option to purchase the interests of Lessor in the Premises, upon 190 days' prior notice to Lessor (i) on December 1, 1996 at a price equal to the difference between (x) $53,245,332 and (y) the then outstanding principal amount of the Mortgage, together with any accrued and unpaid interest thereon, or (ii) on the last day of the Primary Term of this Lease or if Lessee has elected to extend the term of this Lease, on the last day of each Extended Term of this Lease at a price equal to the fair market value of the Premises, as unencumbered by this Lease, such value to be as determined by Lessee and Lessor or, if they fail to agree, as determined by appraisers selected in the following manner: Lessor and Lessee shall each appoint an appraiser, and the fair market value shall be as determined by the two appraisers so appointed. If the two appraisers so appointed are unable to agree upon fair market value, fair market value shall be determined by a third appraiser selected by the two appraisers appointed by the parties hereto. All appraisers shall be members in good standing of the American Institute of Real Estate Appraisers or any organization succeeding thereto. Lessee shall bear the costs of such appraisals. The options granted hereby are exercisable only so long as this Lease is in effect; Lessee may exercise such right only if Lessee is not in default hereunder. The options granted hereby shall expire upon the termination or expiration of this Lease. Any conveyance of Lessor's interest in the Premises pursuant to paragraph 13(a)(i) shall be made subject to this Lease, and this Lease shall continue in full force and effect.

     (b) If at any time, or from time to time, during the term of this Lease, Lessor shall receive and be willing to accept a bona fide offer from a third party to purchase Lessor's interest in the Premises, or if Lessor shall offer to sell its interest in the Premises to any third party (in each case, other than a bid or offer to purchase such interest at any sale incidental to the exercise of any remedy provided for in the Mortgage and other than an offer to Lessor from a third party or by Lessor to a third party following receipt by Lessor of Lessee's notice of its intention to terminate this Lease, Lessor shall, if Lessee is not then in default hereunder, promptly transmit to Lessee its written offer to sell its interest in the Premises to Lessee upon the same terms and conditions as are set forth in the third party offer or its offer to a third party, as the case may be, together with a copy of such offer, and shall give Lessee 30 days to accept such offer. If Lessee shall accept such offer by notice to Lessor within such time, the offer and acceptance shall constitute a contract between them for the sale by Lessor and the purchase by Lessee of Lessor's interest in the Premises. Any conveyance of Lessor's interest in the Premises pursuant to paragraph 13(b) shall be made subject to this Lease, and this Lease shall continue in full force and effect. If Lessee shall not accept such offer in accordance with this paragraph 13(b), then Lessor may sell its interest in the Premises to such third party upon the terms and conditions contained in such offer.

     Notwithstanding anything to the contrary contained herein, in the event Lessee shall accept such offer in accordance with this paragraph 13(b) and on the date fixed for purchase Lessee shall fail to complete such purchase, the rights created and assigned pursuant to this paragraph shall expire and Lessor shall be free from and after such time, to sell its interest in the Premises to any third party as if the rights created and assigned hereby had not been created or assigned. In addition, Lessor shall not be precluded from pursuing any remedies available to Lessor with respect to the failure by Lessee to complete such purchase.

     14. Uneconomic Use. (a) If the Premises shall have become uneconomic or unsuitable for continued use and occupancy in Lessee's business, and if Lessee has discontinued use thereof or decided to discontinue use thereof, then Lessee may on or after April 1, 2001 give notice to Lessor of its intention to terminate this Lease on any Payment Date (the Termination Date) during the Primary Term specified in such notice which occurs not less than 220 days after the giving of such notice. Such notice shall also include (i) a certification by a Vice President or any officer senior thereto of Lessee and dated currently stating that the Chief Executive Officer and the Board of Directors or the Executive Committee of the Board of Directors of Lessee has determined that the Premises have become uneconomic or unsuitable for continued use and occupancy in Lessee's business and that Lessee has discontinued use thereof, or will discontinue use thereof within 110 days, for a period of at least seven years thereafter; (ii) documentation to the effect that termination of this Lease will not be in violation of any agreement then in effect, if any; and (iii) if the Termination Date occurs during the Primary Term, an irrevocable offer by Lessee to purchase on the Termination Date the interests of Lessor in the Premises at a price determined in accordance with Schedule C.

     If either (1) Lessor shall reject such offer by notice given to Lessee not later than the 20th day prior to the Termination Date or (2) the Termination Date occurs during an Extended Term, this Lease shall terminate on the Termination Date, except with respect to obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to the Termination Date, upon payment by Lessee of all Basic Rent, all additional rent and all other sums then due and payable hereunder to and including the Termination Date. Unless Lessor shall have rejected such offer in accordance with this paragraph, Lessor shall be conclusively presumed to have accepted such offer, and, on the Termination Date, Lessor shall assign and convey the interest of Lessor in the Premises to Lessee or its designee pursuant to and upon compliance with paragraph 15.

     (b) If the interest of Lessor in the Premises is conveyed to Lessee or its designee as provided in this paragraph 14, neither Lessee nor any subsidiary or affiliate of Lessee shall use the Premises for a period of seven years thereafter, which obligation shall survive the termination of this Lease.

     15. Procedure Upon Purchase. (a) Except in the case of a purchase pursuant to paragraph 13(b), if Lessee shall purchase any interests in the Premises or any portion thereof pursuant to this Lease, Lessor need not convey or cause to be conveyed any better title thereto than existed in Lessor with respect to its interests in the Premises on the date of the commencement of the term hereof and Lessor shall assign its right, title and interest to all contracts and agreements (including but not limited to this Lease) by and between the parties hereto to Lessee. Lessee shall be and remain liable for all of its obligations under such contracts and agreements which arise on or before the date of such assignment. Lessee or its designee shall accept such title, which shall be subject to the state of title to the Premises on the date on which this Lease is commenced, the condition of the Premises on the date of purchase, all charges, liens, security interests and encumbrances on the Premises and all applicable Legal Requirements, but which shall be free of the lien of the purchase money mortgage by and between Lessor and United States Fire Insurance Company, The North River Insurance Company, Westchester Fire Insurance Company and International Insurance Company dated as of the date hereof free of the lien of the Mortgage (except in the case of a purchase pursuant to paragraph 13(a)(i) on December 1, 1996 in which event such title shall be conveyed subject to this Lease and the lien of the Mortgage), charges, liens, easements, security interests and encumbrances resulting from acts of Lessor taken without the consent of Lessee.

     (b) Upon the date fixed for any purchase of any interests in the Premises or any portion thereof hereunder, Lessee shall pay the purchase price therefor specified herein together with all Basic Rent, additional rent and other sums then due and payable hereunder to and including such date of purchase, and there shall be delivered to Lessee a deed to or other conveyance of the interests in the Premises or portion thereof then being sold to Lessee and any other instruments necessary to convey the title thereto described in paragraph 15(a) and to assign any other property then required to be assigned by Lessor pursuant hereto. In the event that Lessee has exercised its option to purchase pursuant to clause (ii) of paragraph 13(a) and on the date fixed for purchase there has been no determination of the fair market value of the Premises pursuant to clause (ii) of paragraph 13(a), the purchase price payable under clause (ii) of paragraph 13(a) together with interest thereon at the rate of 13% from the date of purchase to the date of payment shall be a lien against the Premises and shall be paid promptly after such determination, and Lessee shall execute and record a memorandum of such lien. The deed or conveyance shall recite that the Premises are deemed impressed with a trust for the payment of the purchase price to be determined in accordance with the provisions of this Lease, and upon the payment of such purchase price Lessor shall execute and deliver to Lessee, in recordable form, a cancellation of any right created by such deed or conveyance with respect to the Premises. Lessor and Lessee shall pay their respective counsel fees and shall share equally escrow fees and per-page recording fees. Lessee shall pay all other charges incident to such conveyance and assignment including title insurance premiums and all applicable taxes (other than any income or franchise taxes of Lessor) which may be imposed by reason of such conveyance and assignment and the delivery of said deed and other instruments. Except in the case of purchases pursuant to paragraph 13(a)(i) and 13(b), upon the completion of any purchase of the entire interest of Lessor in the Premises (but not of any lesser interest than the entire interest of Lessor in the Premises) but not prior thereto (whether or not any delay or failure in the completion of such purchase or exchange shall be the fault of Lessor), this Lease shall terminate, except with respect to obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to such date of purchase. In the event of a purchase of less than the entire Premises, after such purchase the term Premises shall mean the portion of the Premises not purchased.

     16. Assignment and Subletting.

     (a) Provided that there is no events of default under the Lease or the Guaranty, Lessee may assign its interests hereunder for the Primary Term of this Lease. Lessee may assign its interest hereunder for the Extended Terms subject to the following conditions:

     (1) If Lessee shall, at its option, request in writing to be released by Lessor from liability under this Lease with respect to any Extended Term, such assignment shall not be made without the prior written consent of Lessor. If Lessor consents to such assignment, Lessee shall be released from liability under this Lease with respect to such Extended Terms, provided that Lessee is not in default hereunder at such time. In such event, Lessor shall be entitled to receive (i) all consideration for any such assignment occurring during an Extended Term and (ii) a portion of the consideration for any such assignment occurring during the Primary Term equal to an amount determined by discounting the amount of such consideration by 13% per annum, assuming that such consideration would not be received until the date of expiration of the Primary Term.

     (2) If Lessee shall, at its option, fail to request in writing to be released from liability under this Lease with respect to such Extended Terms, written consent of Lessor to any such assignment shall not be required.

     (b) Provided that there is no event of default under the Lease or the Guaranty, Lessee may sublet all or a portion of the Premises for the Primary Term of this Lease. Lessee may sublet all or a portion of the Premises for the Extended Terms subject to the following conditions:

     (1) If Lessee shall, at its option, request in writing to be released from liability under this Lease for the Extended Terms with respect to a sublease of the entire Premises, such sublease shall not be made without the prior written consent of Lessor. If Lessor agrees in writing to Lessee's request and consents to such sublease, Lessee shall be released from liability under this Lease for such Extended Terms, provided that effective on the commencement date of the first such Extended Term or the commencement date of the sublease, whichever is later, the tenant under such sublease executes and delivers a direct lease with Lessor on all the terms contained in such sublease and provided further that Lessee is not in default hereunder at such time. In such event Lessor shall be entitled to receive all consideration payable under any such sublease for such Extended Term.

     (2) If Lessee shall, at its option, fail to request in writing to be released from liability for the Extended Terms under this Lease with respect to such sublease, or if such sublease is for less than the entire Premises or for less than all such Extended Terms, written consent of Lessor to such sublease shall not be required.

     (c) Each sublease under this paragraph 16 shall expressly be made subject to the provisions hereof. No such assignment or sublease shall modify or limit any right or power of Lessor hereunder or, except as otherwise expressly provided in this paragraph 16, affect or reduce any obligation of Lessee hereunder, and, except as otherwise expressly provided in this paragraph 16, all such obligations shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no assignment or subletting had been made. No assignment or sublease shall affect or reduce the obligations of Guarantor under the Guaranty. In the event of an assignment of this Lease by Lessee and subsequent reassignment to Lessee upon default of the assignee or otherwise, Lessor will recognize and accord to Lessee all rights as Lessee hereunder, provided that there shall be no event of default hereunder.

     Neither this Lease nor the term hereby demised shall be mortgaged by Lessee, nor shall Lessee mortgage or pledge its interest in any sublease of the Premises or the rentals payable thereunder. Any such mortgage or pledge, and any sublease or assignment made otherwise than as expressly permitted by this paragraph 16, shall be void. Lessee shall, within 10 days after the execution of any sublease or assignment, deliver a conformed copy thereof to Lessor.

     (d) Notwithstanding the provisions of paragraphs 16(a) through 16(c) hereof, Lessee shall not, without the consent of the Lessor, suffer, directly or indirectly, a Tax-Exempt Entity (as defined in section 168(j)(4) of the Internal Revenue Code of 1954, as amended (the "Code")) to use or occupy any portion of the Premises pursuant to an agreement which constitutes a lease within the meaning of section 168(j)(6)(A) of the Code, unless such lease, when aggregated with all other such leases in effect with respect to the Tax-Exempt Entity or other Tax-Exempt Entities, relate to no more than 35 percent of the rentable square footage (net of common areas) of the Premises, or is not a disqualified lease within the meaning of section 168(j)(3)(B)(ii) of the Code.

     17. Permitted Contests. Lessee shall not be required, nor shall Lessor have the right, to pay, discharge or remove any tax, assessment, levy, fee, rent (except Basic Rent, additional charges or additional rent or other sum hereunder payable to or for the benefit of Lessor), charge, lien or encumbrance, or to comply with any Legal Requirement applicable to the Premises or the use thereof, as long as Lessee or its agent shall contest the existence, amount or validity thereof by appropriate proceedings which shall prevent the collection of or other realization upon the tax, assessment, levy, fee, rent, charge, lien or encumbrance so contested, and which also shall prevent the sale, forfeiture or loss of the Premises or any Basic Rent, additional charges, any additional rent or any other sum required to be paid by Lessee hereunder, to satisfy the same or Legal Requirements, and which shall not affect the payment of any Basic Rent, additional charges, any additional rent or any other sum required to be paid by Lessee hereunder; provided that such contest shall not subject Lessor to the risk of any criminal liability or any material civil liability. Unless Guarantor has net worth of not less than $400,000,000.00, Guarantor shall give such reasonable security as may be demanded by Lessor or the Mortgagee to insure ultimate payment of such tax, assessment, levy, fee, rent, charge, lien or encumbrance and compliance with Legal Requirements and to prevent any sale or forfeiture of the Premises, any Basic Rent, additional charges, any additional rent or any other sum required to be paid by Lessee hereunder by reason of such non-payment or noncompliance. Lessee will conduct all such contests in good faith and with due diligence and will promptly after final determination (including appeals) of any such contests pay and discharge all amounts which shall be determined payable therein and comply with any Legal Requirements determined applicable therein. Lessor, at the cost and expense of Lessee, shall cooperate fully in any such contest.

     18. Conditional Limitations; Default Provisions.

     (a) Any of the following occurrences or acts shall constitute an event of default under this Lease: (i) if Lessee shall (1) fail to pay any Basic Rent, additional charges, additional rent or other sum required to be paid by Lessee hereunder and such failure shall continue for eight days after receipt of notice by Lessee of such failure or (2) fail to observe or perform any other provision hereof and such failure shall continue for 28 days after receipt of notice by Lessee of such failure (provided, that in the case of any such default which cannot be cured by the payment of money and cannot with diligence be cured within such 28 day period, if Lessee shall commence promptly to cure the same and thereafter prosecute the curing thereof with diligence, the time within which such default may be cured shall be extended for such period as is necessary to complete the curing thereof with diligence); (ii) if Lessee or Guarantor shall become a debtor in a case filed under Chapter 7 of the Bankruptcy Code, or in a case filed under Chapter 11 of the Bankruptcy Code, or in a case filed under Chapter 7 of the Bankruptcy Code which is transferred to Chapter 11; or if Lessee or Guarantor shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any federal or state bankruptcy law or any similar federal or state law, or shall be adjudicated a bankrupt or become insolvent or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of Lessee or Guarantor as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and Lessee or Guarantor, as the case may be, shall consent to or acquiesce in the filing thereof or such petition or answer shall not be discharged within 90 days after the filing thereof or if an order for relief shall be entered with respect to Lessee or Guarantor as a debtor in any bankruptcy proceeding; (iii) if a receiver, trustee or liquidator of Lessee or Guarantor or of all or substantially all of the assets of Lessee or Guarantor or of the Premises or Lessee's estate therein shall be appointed in any proceeding brought by Lessee or Guarantor, as the case may be, or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against Lessee or Guarantor and shall not be discharged within 90 days after such appointment, or if Lessee or Guarantor, as the case may be, shall consent to or acquiesce in such appointment; (iv) if the Premises shall have been left unoccupied and unattended for a period of 30 days; (v) if any representation or warranty of Lessee or Guarantor set forth in this Lease or in any certificate delivered pursuant thereto shall prove to be incorrect in any material and adverse respect as of the time when the same shall have been made and, in each case, (1) the facts shall not be conformed to the representation or warranty promptly after the earlier of (x) written notice of such incorrectness from Lessor to Lessee or (y) the Lessee obtaining actual knowledge of such incorrectness, or (2) if there shall have been any loss or detriment to the Premises or to Lessor, as a result of such incorrectness, Lessor and the Premises shall not have been promptly restored to their condition prior to such loss or detriment; or (vi) an event of default by Lessee under the Amended and Restated Lease Agreement dated as of the date hereof by and between the parties hereto with respect to the premises located at 299 Madison Avenue, Morris Township, New Jersey.

     (b) If an event of default shall have happened and be continuing, Lessor shall have the right to give Lessee notice of Lessor's termination of the term of this Lease. Upon the giving of such notice, the term of this Lease and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the term of this Lease, and all rights of Lessee hereunder shall expire and terminate, but Lessee shall remain liable as hereinafter provided.

     (c) If an event of default shall have happened and be continuing, Lessor shall have the immediate right, whether or not the term of this Lease shall have been terminated pursuant to paragraph 18(b), to re-enter and repossess the Premises by summary proceedings, ejectment, any other legal action or in any lawful manner Lessor determines to be necessary or desirable and the right to remove all persons and property therefrom. Lessor shall be under no liability by reason of any such re-entry, repossession or removal. No such re-entry, removal or repossession of the Premises shall be construed as an election by Lessor to terminate the term of this Lease unless a notice of such termination is given to Lessee pursuant to paragraph 18(b), or unless such termination is decreed by a court or other governmental tribunal of competent jurisdiction.

     (d) At any time or from time to time after the re-entry or repossession of the Premises pursuant to paragraph 18(c), whether or not the term of this Lease shall have been terminated pursuant to paragraph 18(b), Lessor may (but shall be under no obligation to) relet the Premises for the account of Lessee, in the name of Lessee or Lessor or otherwise, without notice to Lessee, for such term or terms and on such conditions and for such uses as Lessor, in its absolute discretion, may determine. Lessor may collect and receive any rents payable by reason of such reletting. Lessor shall not be liable for any failure to relet the Premises or for any failure to collect any rent due upon any such reletting.

     (e) No expiration or termination of the term of this Lease pursuant to paragraph 18(b), by operation of law or otherwise, and no re-entry, removal or repossession of the Premises pursuant to paragraph 18(c) or otherwise, and no reletting of the Premises pursuant to paragraph 18(d) or otherwise, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, re-entry, repossession or reletting.

     (f) In the event of any expiration or termination of the term of this Lease or re-entry or repossession of the Premises or removal of persons or property therefrom by reason of the occurrence of an event of default, Lessee will pay to Lessor all Basic Rent, all additional charges, additional rent and other sums required to be paid by Lessee to and including the date of such expiration, termination, re-entry, removal or repossession; and, thereafter, Lessee shall, until the end of what would have been the term of this Lease in the absence of such expiration, termination, re-entry, removal or repossession, and whether or not the Premises shall have been relet, be liable to Lessor for, and shall pay to Lessor, as liquidated and agreed current damages: (i) all Basic Rent, additional charges, additional rent and other sums which would be payable under this Lease by Lessee in the absence of such expiration, termination, re-entry, removal or repossession, less (ii) the net proceeds, if any, of any reletting effected for the account of Lessee pursuant to paragraph 18(d), after deducting from such proceeds all expenses of Lessor in connection with such reletting (including, but not limited to all repossession costs, brokerage commissions, reasonable attorneys' fees and expenses, employees' expenses, alteration costs and expenses of preparation for such reletting). Lessee will pay such current damages on the days on which Basic Rent would be payable under this Lease in the absence of such expiration, termination, re-entry, removal or repossession, and Lessor shall be entitled to recover the same from Lessee on each such day.

     (g) At any time after any such expiration or termination of the term of this Lease or re-entry or repossession of the Premises by reason of the occurrence of an event of default, whether or not Lessor shall have collected any current damages pursuant to paragraph 18(f), Lessor shall be entitled to recover from Lessee, and Lessee will pay to Lessor on demand, as and for liquidated and agreed final damages for Lessee's default and in lieu of all current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to the excess, if any, of (a) all Basic Rent, additional charges, additional rent and other sums which would be payable under this Lease, in each case from the date of such demand (or, if it be earlier, the date to which Lessee shall have satisfied in full its obligations under paragraph 18(f) to pay current damages) for what would be the then unexpired term of this Lease in the absence of such expiration, termination, re-entry or repossession, discounted at the rate of 5 per cent per annum over (b) the then fair rental value of the Premises, discounted at the rate of 5 per cent per annum for the same period. If any law shall limit the amount of such liquidated final damages to less than the amount above agreed upon, Lessor shall be entitled to the maximum amount allowable under such law.

     19. Bankruptcy or Insolvency. In the event that Lessee shall become a debtor in a case filed under Chapter 7 of the Bankruptcy Code and Lessee's trustee or Lessee shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may be made only if all of the provisions of Paragraphs 19(b) and 19(d) are satisfied as if the election to assume were made in a case filed under Chapter 11 of the Bankruptcy Code. If Lessee or Lessee's trustee shall fail to elect to assume this Lease within 120 days after the filing of such petition or such additional time as provided by the court within such 120-day period, this Lease shall be deemed to have been rejected. Lessor shall be thereupon immediately entitled to possession of the Premises without further obligation to Lessee or Lessee's trustee and this Lease, upon the election of Lessor, shall terminate, but Lessor's right to be compensated for damages (including, without limitation, liquidated damages pursuant to paragraphs 18(f) and (g)) or the exercise of any other remedies in any such proceeding shall survive, whether or not this Lease shall be terminated.

     (b)(i) In the event that Lessee shall become a debtor in a case filed under Chapter 11 of the Bankruptcy Code, or in a case filed under Chapter 7 of the Bankruptcy Code which is transferred to Chapter 11, the trustee or Lessee, as debtor-in-possession, must elect to assume this Lease within 120 days from the date of the filing of the petition under Chapter 11 or the transfer thereto, or the trustee or debtor-in-possession shall be deemed to have rejected this Lease. In the event that Lessee, Lessee's trustee or Lessee as debtor-in-possession has failed to perform all of Lessee's obligations under this Lease within the time periods (excluding grace periods) required for such performance, no election by the trustee or debtor-in-possession to assume this Lease shall be permitted or effective unless each of the following conditions have been satisfied:

     (1) Trustee or debtor-in-possession has cured, or has provided Lessor with Assurance (as defined below) that it will cure (i) all monetary defaults under this Lease within 10 days from the date of such assumption and (ii) all nonmonetary defaults under this Lease within 30 days from the date of such assumption.

     (2) Trustee or debtor-in-possession has compensated Lessor, or has provided Lessor with Assurance that within 10 days from the date of assumption Lessor will be compensated, for any pecuniary loss incurred by Lessor arising from the default of Lessee, trustee, or debtor-in-possession indicated in any statement of pecuniary loss sent by Lessor to the trustee or debtor-in-possession.

     (3) Trustee or the debtor-in-possession has provided Lessor with Assurance of the future performance of each of Lessee's, trustee's or debtor-in-possession's obligations under this Lease and, in addition, trustee or debtor-in-possession shall (i) deposit with Lessor, as security for the timely payment of rent, an amount equal to 3 months' Basic Rent, and (ii) pay in advance to Lessor on the date Basic Rent is payable, one-twelfth of Lessee's annual obligations under this Lease for real estate taxes, insurance and all other payments to be made by Lessee pursuant to this Lease. The obligations imposed upon the trustee or debtor-in-possession shall continue with respect to Lessee or any assignee of the Lease after the completion of bankruptcy proceedings.

     (4) The assumption of this Lease will not breach any provision in any other lease, Mortgage, financing agreement or other agreement by which Lessor is bound relating to the Premises or any larger development of which the Premises is a part.

     (b) (ii) For purposes of this paragraph 19, Lessor and Lessee acknowledge that "Assurance" shall mean at least that: (i) Lessee's trustee or Lessee as debtor-in-possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Lessor that sufficient funds to fulfill the obligations of Lessee under this Lease will be available, and either (ii) the Bankruptcy Court shall have entered an order segregating sufficient cash payable to Lessor, or (iii) Lessee's trustee or Lessee as debtor-in-possession shall have granted a valid and perfected first lien and security interest and/or mortgage in property of Lessee, Lessee's trustee or Lessee as debtor-in-possession, acceptable as to value and kind to Lessor, to secure to Lessor the obligation of Lessee's trustee or Lessee as debtor-in-possession to cure the monetary and/or non-monetary defaults under this Lease within the time periods set forth above.

     (c) In the event that this Lease is assumed in accordance with paragraph 19(b) hereof and thereafter Lessee is liquidated or files or has filed against it a subsequent petition under Chapter 7 or Chapter 11 of the Bankruptcy Code, then Lessor may, at its option, terminate this Lease and all rights of Lessee hereunder, by giving Lessee notice of its election to so terminate within 30 days after the occurrence of any such event.

     (d) If Lessee's trustee or Lessee as debtor-in-possession has assumed the Lease pursuant to the terms and provisions of paragraphs 19(a) or 19(b) for the purpose of assigning (or elects to assign) this Lease, this Lease may be so assigned only if the intended assignee has provided adequate assurance of future performance of all of the terms, covenants and conditions of this Lease to be performed by Lessee. "Adequate assurance of future performance" shall mean at least that each of the following conditions shall have been satisfied:

     (1) Assignee has furnished Lessor with either (i) a current financial statement audited by a certified public accountant indicating a credit rating, net worth and working capital in amounts which Lessor reasonably determines to be sufficient to assure the future performance by such assignee of Lessee's obligations under this Lease or (ii) guarantees in form and substance satisfactory to Lessor from one or more persons with a credit rating and net worth equal to or exceeding the credit rating and net worth of the greater of
(i) Lessee or (ii) Guarantor indicated on the latest audited financial statement available as of the date hereof.

     (2) Lessor has obtained all consents or waivers from others required under any lease, Mortgage, financing arrangement or other agreement by which Lessor is bound to permit Lessor to consent to such assignment.

     (e) When, pursuant to the Bankruptcy Code, the trustee or debtor-in-possession shall be obliged to pay reasonable use and occupancy charges for the use of the Premises, such charges shall not be less than the Basic Rent and other monetary obligations of Lessee for real estate taxes, insurance and other charges under this Lease.

     (f) Neither the whole nor any portion of Lessee's interest in this Lease or its estate in the Premises shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Lessee unless Lessor shall consent to such transfer in writing. No acceptance by Lessor of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to have waived, nor shall it waive the need to obtain Lessor's consent or Lessor's right to terminate this Lease for any transfer of Lessee's interest under this Lease without such consent.

     (g) In the event of an assignment of Lessee's interests pursuant to this paragraph 19, the right of such assignee to extend the term of this Lease for an extended term beyond the then term of this Lease shall be extinguished.

     20. Additional Rights of Lessor. (a) No right or remedy hereunder shall be exclusive of any other right or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing. Failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by Lessor of any Basic Rent, additional rent or other sum payable hereunder with knowledge of the breach of any provision hereof shall not constitute waiver of such breach, and no waiver by Lessor of any provision hereof shall be deemed to have been made unless made in writing. Lessor shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions hereof, or to a decree compelling performance of any of the provisions hereof, or to any other remedy allowed to Lessor by law.

     (b) Lessee hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which it or any of them may have to redeem the Premises or to have a continuance of this Lease after termination of Lessee's right of occupancy by final order or judgment of any court or by any legal process or writ, or under the terms of this Lease, or after the termination of the term of this Lease as herein provided, and (ii) the benefits of any law which exempts property from liability for debt or for distress for rent.

     (c) If Lessee shall be in default in the performance of any of its obligations hereunder, Lessee shall pay to Lessor, on demand, all expenses incurred by Lessor as a result thereof, including reasonable attorneys' fees and expenses. If Lessor shall be made a party to any litigation commenced against Lessee and Lessee shall fail to provide Lessor with counsel approved by Lessor and pay the expenses thereof, Lessee shall pay all costs and reasonable attorneys' fees and expenses in connection with such litigation.

     (d) Lessor expressly waives any statutory rights it has or may have to place statutory liens on data processing equipment, computers and computer equipment and telephone and other similar electronic equipment including without limitation cabling and wiring necessary for the utilization of said equipment (other than those necessary for the operation and maintenance of the Premises).

     21. Notices, Demands and Other Instruments. All notices (except any notice pursuant to Paragraph 18(a) which shall be deemed given when received), offers, consents and other instruments given pursuant to this Lease shall be in writing and shall be validly given when hand delivered or sent by a courier or express service guaranteeing overnight delivery, (a) if to Lessor, addressed to Lessor at its address set forth above and (b) if to Lessee, Vice President Real Estate, Crum & Forster Corporation, 305 Madison Ave., Morris Township, N.J. 07960; with a copy to: General Counsel, Crum and Forster, Inc., 305 Madison Ave., Morris Township, N.J. 07960. Lessor and Lessee each may from time to time specify, by giving 8 days' notice to each other party, (i) any other address in the United States as its address for purposes of this Lease and (ii) any other person or entity that is to receive copies of notices, offers, consents and other instruments hereunder.

     22. Estoppel Certificates

     (a) Lessee will, upon fifteen (15) days' notice at the request of Lessor, execute, acknowledge and deliver to Lessor a certificate of Lessee stating that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications) and the dates to which any Basic Rent, additional rent and other sums payable hereunder have been paid, and either stating that to the knowledge of the signer of such certificate no default exists hereunder or specifying each such default of which the signer has knowledge and whether or not Lessee is still occupying and operating the Premises. Any such certificate may be relied upon by any prospective mortgagee or purchaser of the Premises.

     (b) Lessee will deliver to Lessor the following:

          (i) As soon as available, but in no event later than 120 days after the end of the fiscal year of Guarantor or Lessee, copies of a balance sheet of Guarantor and its consolidated subsidiaries as at the end of such year, a statement of income, statement of retained earnings and statement of changes in the financial position of Guarantor and its consolidated subsidiaries for such year, setting forth in each case, in comparative form, the corresponding figures for the preceding fiscal year in reasonable detail and scope and certified by independent certified public accountants of recognized national standing selected by Guarantor all being prepared in accordance with generally accepted accounting principles, consistently applied; and within 60 days after the end of the first three fiscal quarters of Lessee (in the case of the Insurance Group) statutory quarterly financial statements setting forth in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year, in reasonable detail and scope, and certified by a financial officer of Lessee having knowledge thereof.

          (ii) As soon as available, but in no event later than 120 days after the end of the fiscal year of Guarantor or Lessee, copies of all annual statements, if any, submitted by Lessee and/or Guarantor to the National Association of Insurance Commissioners.

          (iii) With reasonable promptness, such additional public information (including copies of public reports filed by Guarantor or Lessee) regarding the business affairs and financial condition of Guarantor or Lessee, as Lessor may reasonably request.

     23. No Merger. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises by reason of the fact that the same person acquires or holds, directly or indirectly, this Lease or the leasehold estate hereby created or any interest herein or in such leasehold estate as well as the fee estate in the Premises or any interest in such fee estate.

     24. Surrender. Upon the expiration or termination of the Primary Term, or if exercised, the last day of any Extended Term, Lessee shall surrender the Premises to Lessor in the condition in which the Premises were upon the commencement of the Primary Term hereof, except as repaired, rebuilt, restored, altered or added to as permitted or required hereby and except for ordinary wear and tear provided, however, that any ramps, walkways or tunnels connecting to adjacent or adjoining premises shall upon or prior to such surrender, at the request of Lessor, be removed from the Premises or blocked off, all in compliance with applicable zoning, use, setback, fire and safety laws and similar requirements. Lessee shall remove from the Premises on or prior to such expiration or termination all property situated thereon which is not owned by Lessor, and shall repair any damage caused by such removal. Property not so removed shall become the property of Lessor, and Lessor may cause such property to be removed from the Premises and disposed of, but the cost of any such removal and disposition and of repairing any damage caused by such removal shall be borne by Lessee.

     25. Merger, Consolidation or Sale of Assets. It shall be a condition precedent to the merger of Lessee into another corporation, to the consolidation of Lessee with one or more other corporations and to the sale or other disposition of all or substantially all the assets of Lessee to one or more other entities that the surviving entity or transferee of assets, as the case may be, shall deliver to Lessor and to the Mortgagee an acknowledged instrument in recordable form assuming all obligations, covenants and responsibilities of Lessee hereunder and under any instrument executed by Lessee consenting to the assignment of Lessor's interest in this Lease to the Mortgagee as security for indebtedness. Lessee covenants that it will not merge or consolidate or sell or otherwise dispose of all or substantially all of its assets unless such an instrument shall have been so delivered.

     26. Investment Tax Credit.  Lessor agrees to elect, in accordance with section 48(d) of the Code and the regulations promulgated thereunder, to treat Lessee as having purchased all eligible property in the Premises in order that Lessee may obtain the benefit of the credit, if any, allowed or allowable with respect thereto under Section 38 of the Code.

     27. Separability; Binding Effect. Each provision hereof shall be separate and independent and the breach of any such provision by Lessor shall not discharge or relieve Lessee from its obligations to perform each and every covenant to be performed by Lessee hereunder. If any provision hereof or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforceable to the extent permitted by law. All provisions contained in this Lease shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of Lessor and Lessee to the same extent as if each such successor and assign were named as a party hereto. This Lease may not be changed, modified or discharged except by a writing signed by Lessor and Lessee. Any such change, modification or discharge made otherwise than as expressly permitted by this paragraph shall be void. This Lease shall be governed by and interpreted in accordance with the laws of the State in which the Premises is located.

     28. Headings and Table of Contents. The table of contents and the headings of the various Paragraphs and Schedules of this Lease have been inserted for reference only and shall not to any extent have the effect of modifying, amending or changing the expressed terms and provisions of this Lease.

     29. Schedules. The following are Schedules A, B and C referred to in this Lease, which Schedules are hereby incorporated by reference herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the date first above written.

                                                      CROSTEX ASSOCIATES LIMITED PARTNERSHIP

                                                      By:  Almarc Associates,
                                                           general partner

                                                      By:  /s/ NANCY FRANKEL
                                                           ---------------------------------------------
                                                           a partner

                                                      By:  NANCY FRANKEL
                                                           ---------------------------------------------
                                                           (Printed Name)

                                                      CRUM & FORSTER CORPORATION

                                                      By:  /s/ GEORGE J. RACHMIEL
                                                           ---------------------------------------------
                                                           George J. Rachmiel,
                                                           Vice President & Treasurer

                                                            (305 Madison Avenue,
                                                    Morris Township, New Jersey)

                                   SCHEDULE A

                                     PART I

                               LEGAL DESCRIPTION

     All that plot, piece or parcel land situate, lying and being in the Township of Morris, County of Morris and State of New Jersey described as follows:

TRACT ONE

     Beginning at a point formed by the intersection of the westerly sideline of Madison Avenue with the northerly sideline of Canfield Road and running thence the following two courses along the northerly sideline of Canfield Road;

1. westerly on a curve to the right of radius 1375.40 feet for an arc length of 452.12 feet to a point of tangent; thence

2. still along the northerly sideline of Canfield Road south 74 degrees 39' 26" west 129.44 feet to the westerly line of Tax Map Lot 1 (incorrectly referred to as westerly line of Tax Map Lot 2 in prior deed description) in Block 401; thence

3. along the same north 28 degrees 55' 06" west 91.40 feet to the monument in the southerly line of the said Tax Map Lot 2; thence

4. along the same north 48 degrees 05' 45" east 680.90 feet to the westerly sideline of Madison Avenue; thence

5. along the same southerly on a curve to the right of radius 540.69 feet for an arc length of 57.71 feet to a point of tangent; thence

6. still along the westerly sideline of Madison Avenue south 12 degrees 15' 52" east 262.37 feet to the northerly sideline of Canfield Road aforesaid and the point and place of Beginning.

TRACT TWO

     Beginning at a point in the westerly sideline of Madison Avenue in the northerly line of Lot 1 on map hereinafter mentioned said point being distant northerly along the westerly sideline of Madison Avenue 319.62 feet from the northerly sideline of Canfield Road and running thence

1. along the westerly sideline of Madison Avenue (An Avenue 66.00 feet in width) northerly on a curve to the left of radius 540.69 feet for an arc length of 58.74 feet to a monument at a point of tangent; thence

2. still along the westerly sideline of Madison Avenue north 24 degrees 36' 16" west 500.92 feet to a point of curve; thence

3. continuing along the westerly sideline of Madison Avenue northerly on a curve to the left of radius 922.37 feet for an arc length of 36.25 feet to the southerly line of Lot 4; thence

4. along the same south 48 degrees 27' 30" west 600.73 feet to a fence post; thence

5. along the southerly line of Lot 3, south 48 degrees 17' west 399.37 feet to the easterly line of Easley Terrace; thence the following two courses along the same

6.   south 28 degrees 59' 10" east 236.50 feet; thence

7.   south 27 degrees 45' east 353.42 feet to a point of curve; thence

8. southeasterly on a curve to the left of radius 12.33 feet for an arc length of 21.36 feet to a point of reverse curve in the northerly side line of Canfield Road; thence

9. along the same easterly on a curve to the right of radius 630.49 feet for an arc length of 238.81 feet to a monument at a point of tangent; thence

10. still along the northerly sideline of Canfield Road north 74 degrees 39' 26" east 21.22 feet to the westerly line of Lot 1; thence

11. along the same north 28 degrees 55' 06" west, 91.40 feet to a monument;
    thence

12. along the northerly sideline of Lot 1, north 48 degrees 05' 45" east 680.90 feet to the westerly sideline of Madison Avenue aforesaid and the point and place of Beginning.

     Excepting Therefrom so much of the property as was conveyed to the Township of Morris, in deed dated November 11, 1970 and recorded December 29, 1971 in Deed Book 2199 page 734, said property being more particularly described as follows:

     Beginning at a point in the northerly sideline of Canfield Road, said point being distant 602.78 feet westerly from the intersection of the northerly sideline of Canfield Road and the westerly sideline of Madison Avenue (N.B. this point marked by a concrete monument) and running thence

1. along the existing right-of-way line of Canfield Road on a curve to the left, the radius of which is 630.49 feet an arc distance of 238.81 feet to a point and thence;

2. still along the existing right-of-way along a curve to the right, the radius of which is 12.33 feet, an arc distance of 21.36 feet to a point in the easterly right-of-way line of Easley Terrace; and thence

3. still along the easterly right-of-way line of Easley Terrace north 27 degrees 45' west a distance of 12.35 feet to a point; and thence

4. along the arc of a curve the radius of which is 14.63 feet an arc distance of 25.32 feet to a point (N.B. this point is 10' northerly from the terminus of the 1st course herein described); and thence

5. along the arc of a curve, the radius of which is 420.30 feet an arc distance of 105.77 feet to a point of compound curve; and thence

6. along the arc of a curve, the radius of which is 1,050.99 feet an arc distance of 130.85 feet to the point and place of Beginning.

     The above premises are known as 305 Madison Avenue, Morris Township, New Jersey and also known as Lot 1, Block 401 on the official tax records.

                                                            (305 Madison Avenue,
                                                    Morris Township, New Jersey)
                                                           (Lease and Mortgages)

                                   SCHEDULE A

                                    PART II

                                   AGREEMENTS

     Together with the interest, including without limitation the rights of way and easements relating to the above described land in the following instruments:

1.   Letter dated August 23, 1984 from A-L Services, Inc. re: snow removal.

2. Letter agreement dated February 17, 1971 between Allied Building Cleaning Corporation and U.S. Fire Insurance Company.

3. Indoor Plant Maintenance Agreement dated May 27, 1983 between Touch The Earth, Inc. and Crum & Forster Corporation.

4. Letter dated April 7, 1984 from Thermo Engineering, Inc. to Crum & Forster regarding thermo-mizer control system.

5.   Letter from A-L Services re: Specifications for landscaping and mowing.

6. Preventive Maintenance Agreement from Institutional Systems Service Corp. with Crum and Forster Ins. Co. regarding fire alarm system and sprinkler system.

7. Centravac annual maintenance service dated September 21, 1984 from New Jersey Trane Service to U.S. Fire Insurance.

8. Johnson Controls Agreement dated April 5, 1984 from Johnson Controls, Inc. to Crum & Forster.

9. Carrier Inspection maintenance contract from Carrier Corporation to Crum & Forster Insurance Co.

10. Elevator Maintenance Proposal and Contract dated December 7, 1982 between R.M.R. Elevator Company, Inc. and Crum & Forster Corp.

11. Planned Maintenance Contract for automatic door equipment dated February 7, 1984 from Stanley Magic Door to Crum & Forster.

12. Letter dated February 28, 1984 from Tamke Tree Experts to Crum & Forster Ins. Co. regarding outdoor tree work.

                                                            (305 Madison Avenue,
                                                    Morris Township, New Jersey)
                                                                         (Lease)

                                   SCHEDULE A

                                    PART III

                              PERMITTED EXCEPTIONS

1.   Taxes and assessments which may be a lien but are not yet due and payable.

2. Fifty foot setback lines for buildings along Madison Avenue and Canfield Road recorded in Deed Book Z-17, Page 156; Deed Book K-17, Page 548 and Deed Book X-14, Page 441 in the Official Records of Morris County, New Jersey.

3. One hundred foot setback line for stables and outbuildings along Canfield Road recorded in Deed Book Z-17, Page 156 in the Official Records of Morris County, New Jersey. (affects Tract One only).

4. Permit granted to Algonquin Gas Transmission Co. recorded in Deed Book Y52, Page 120 in the Official Records of Morris County, New Jersey.

5. Easement granted to Texas Eastern Transmission Corporation recorded in Deed Book 1870, Page 431 in the Official Records of Morris County, New Jersey.

                                   SCHEDULE B

                            TERMS AND RENT PAYMENTS

     The Primary Term commenced on December 21, 1984 and shall end at midnight on November 30, 2009. The first Extended Term shall commence on December 1, 2009, and shall end at midnight on the day immediately preceding the fifth anniversary of such commencement date. Each subsequent Extended Term shall commence on the day next succeeding the expiration of the preceding term and shall end at midnight on the day immediately preceding the fifth anniversary of such commencement date.

          1. The instalment of Basic Rent for the Premises during the portion of the Primary Term of this Lease commencing on March 28, 1985 and ending on March 31, 1985 is $10,101.82 per day and said instalment is payable on March 31, 1985.

          2. Each instalment of Basic Rent for the Premises during the portion of the Primary Term of this Lease commencing on April 1, 1985 and ending on and including November 30, 1994 is $317,853.42 and said instalments are payable on April 30, 1985 and thereafter on the last day of each month to and including November 30, 1994. Each instalment of Basic Rent during the portion of the Primary Term of this Lease commencing on December 1, 1989 and ending on November 30, 1994 shall be increased by an amount, not in excess of $40,296.47, determined by multiplying the instalment of Basic Rent set forth in this Section 2 (before taking into account the increase prescribed in this sentence) by a fraction, the numerator of which shall be the excess of the Consumer Price Index (as defined in Section 7 below) for November, 1989 over the Base Price Index (as defined below) and the denominator of which shall be the Base Price Index.

          3. Each instalment of Basic Rent for the Premises during the portion of the Primary Term of this Lease commencing on December 1, 1994 and ending on and including November 30, 1999 is $359,992.02 and said instalments are payable on December 31, 1994 and thereafter on the last day of each month to and including November 30, 1999. Each instalment of Basic Rent shall be increased by an amount, not in excess of $64,586.70, determined by multiplying the instalment of Basic Rent set forth in Section 2 above (before taking into account the increase prescribed in the last sentence of such section) by a fraction, the numerator of which shall be the excess of the Consumer Price Index for November, 1994 over the Base Price Index (as defined below) and the denominator of which shall be the Base Price Index.

          4. Each instalment of Basic Rent for the Premises during the portion of the Primary Term of this Lease commencing on December 1, 1999 and ending on and including November 30, 2004 is $379,805.54 and said instalments are payable on December 31, 1999 and thereafter on the last day of each month to and including November 30, 2004. Each instalment of Basic Rent shall be increased by an amount, not in excess of $106,338.90, determined by multiplying the instalment of Basic Rent set forth in Section 3 above (before taking into account the increase prescribed in the last sentence of such section) by a fraction, the numerator of which shall be the excess of the Consumer Price Index for November, 1999 over the Base Price Index and the denominator of which shall be the Base Price Index.

          5. Each instalment of Basic Rent for the Premises during the portion of the Primary Term of this Lease commencing on December 1, 2004 and ending on and including November 30, 2009 is $386,503.06 and said instalments are payable on December 31, 2004 and thereafter on the last day of each month to and including November 30, 2009. Each instalment of Basic Rent shall be increased by an amount, not in excess of $100,744.27, determined by multiplying the instalment of Basic Rent set forth in Section 4 above (before taking into account the increase prescribed in the last sentence of such section) by a fraction, the numerator of which shall be the excess of the Consumer Price Index for November, 2004 over the Base Price Index and the denominator of which shall be the Base Price Index.

          6. Each instalment of Basic Rent for the Premises during each Extended Term shall be the fair market rental value of the Premises, for each such Extended Term determined as of the first day of the applicable Extended Term. In the event Lessee exercises the option to extend the Lease for such Extended Terms, Lessor and Lessee will endeavor, without obligation, to agree upon the fair market value of the Leased Premises as provided above. If Lessor and Lessee shall not agree on a new rental rate such rate shall be determined by an appraisal procedure as follows: Lessor and Lessee shall each appoint an appraiser within 10 days after either party gives notice requesting initiation of the appraisal procedure and the fair market rental value shall be determined by the two appraisers. If the two appraisers so appointed are unable to agree upon fair market rental value then the two appraisers appointed by the parties hereto shall appoint a third appraiser who shall determine the fair market rental value.

          7. (a) The term Consumer Price Index shall mean the Consumer Price Index for All Urban Consumers -- U.S. City Average -- All Items (1967=100), published by the Bureau of Labor Statistics of the United States Department of Labor. In the event that the Consumer Price Index of the Bureau of Labor Statistics is discontinued, the parties agree to select as nearly comparable statistics as shall be available and published by the Bureau of Labor Statistics, or if there shall not be statistics so published, the parties agree to select such statistics as may be available, based on changes in the cost of living or purchasing power of the consumer dollar. If the parties cannot agree on such statistics, the dispute shall be resolved by arbitration, in accordance with the rules of the American Arbitration Association.

             (b)  The Base Price Index shall mean the Consumer Price Index for:

                (i)  the month of December, 1984 in section 2 above,

                (ii) the month of December, 1989 in section 3 above,

                (iii) the month of December, 1994, in section 4 above,

                (iv) the month of December, 1999 in section 5 above.

                                   SCHEDULE C

     Upon purchase of the Premises pursuant to paragraph 11(b) or 14(a), the amount determined in accordance with Schedule C shall be the amount set forth in Column 2 below opposite the period in which the date occurs (period 4 shall be the period from the date hereof to and including April 29, 1985, period 5 shall be the period from April 30, 1985 to and including May 30, 1985, period 6 shall be the period from May 31, 1985 to and including June 29, 1985 and each succeeding period shall be the following period of the Primary Term occurring thereafter commencing on a Payment Date and ending on and including the day immediately preceding the next succeeding Payment Date).

                               CROSTEX ASSOCIATES

                                   SCHEDULE C

PERIOD                                                          AMOUNT
------                                                        -----------
  4.......................................................    33464967.41
  5.......................................................    33459169.07
  6.......................................................    33453316.66
  7.......................................................    33447409.68
  8.......................................................    33441447.62
  9.......................................................    33435429.96
 10.......................................................    33429356.19
 11.......................................................    33423225.78
 12.......................................................    33417038.21
 13.......................................................    33410792.94
 14.......................................................    33404489.43
 15.......................................................    33398127.14
 16.......................................................    33391705.53
 17.......................................................    33385224.04
 18.......................................................    33378682.11
 19.......................................................    33372079.18
 20.......................................................    33365414.67
 21.......................................................    33358688.02
 22.......................................................    33351898.64
 23.......................................................    33345045.95
 24.......................................................    33338129.36
 25.......................................................    33331148.28
 26.......................................................    33324102.10
 27.......................................................    33316990.22
 28.......................................................    33309812.02
 29.......................................................    33302566.88
 30.......................................................    33295254.18
 31.......................................................    33287873.29
 32.......................................................    33280423.58
 33.......................................................    33272904.40
 34.......................................................    33265315.11
 35.......................................................    33257655.05
 36.......................................................    33249923.56
 37.......................................................    33242119.97
 38.......................................................    33234243.62
 39.......................................................    33226293.82
 40.......................................................    33218269.89

                               CROSTEX ASSOCIATES



                                   SCHEDULE C


PERIOD                                                          AMOUNT
------                                                        -----------
 41.......................................................    33210171.14
 42.......................................................    33201996.87
 43.......................................................    33193746.38
 44.......................................................    33185418.95
 45.......................................................    33177013.87
 46.......................................................    33168530.41
 47.......................................................    33159967.85
 48.......................................................    33151325.44
 49.......................................................    33142602.44
 50.......................................................    33133798.10
 51.......................................................    33124911.66
 52.......................................................    33115942.36
 53.......................................................    33106889.42
 54.......................................................    33097752.07
 55.......................................................    33088529.51
 56.......................................................    33079220.95
 57.......................................................    33069825.59
 58.......................................................    33060342.62
 59.......................................................    33050771.22
 60.......................................................    33041110.57
 61.......................................................    33031359.84
 62.......................................................    33021518.18
 63.......................................................    33011584.75
 64.......................................................    33001558.70
 65.......................................................    32991439.15
 66.......................................................    32981225.24
 67.......................................................    32970916.09
 68.......................................................    32960510.81
 69.......................................................    32950008.50
 70.......................................................    32939408.26
 71.......................................................    32928709.17
 72.......................................................    32917910.31
 73.......................................................    32907010.26
 74.......................................................    32896009.57
 75.......................................................    32884905.80
 76.......................................................    32873698.49
 77.......................................................    32862389.67
 78.......................................................    32850969.37
 79.......................................................    32839445.60
 80.......................................................    32827814.38
 81.......................................................    32816074.70
 82.......................................................    32804225.55
 83.......................................................    32792265.91
 84.......................................................    32780194.74
 85.......................................................    32768011.01
 86.......................................................    32755713.67
 87.......................................................    32743301.66

                               CROSTEX ASSOCIATES



                                   SCHEDULE C


PERIOD                                                          AMOUNT
------                                                        -----------
 88.......................................................    32730773.91
 89.......................................................    32718129.34
 90.......................................................    32705366.86
 91.......................................................    32692485.38
 92.......................................................    32679483.78
 93.......................................................    32666360.94
 94.......................................................    32653115.73
 95.......................................................    32639747.01
 96.......................................................    32626253.63
 97.......................................................    32612634.43
 98.......................................................    32598888.23
 99.......................................................    32585013.85
100.......................................................    32571010.09
101.......................................................    32556875.75
102.......................................................    32542609.61
103.......................................................    32528240.44
104.......................................................    32513677.00
105.......................................................    32499008.04
106.......................................................    32484202.30
107.......................................................    32469258.49
108.......................................................    32454175.34
109.......................................................    32438951.54
110.......................................................    32423585.78
111.......................................................    32408076.74
112.......................................................    32392423.08
113.......................................................    32376623.45
114.......................................................    32360676.49
115.......................................................    32344580.83
116.......................................................    32328335.08
117.......................................................    32311937.84
118.......................................................    32295387.70
119.......................................................    32278683.23
120.......................................................    32261822.99
121.......................................................    32202666.94
122.......................................................    32142959.27
123.......................................................    32082694.83
124.......................................................    32021868.44
125.......................................................    31960474.85
126.......................................................    31898508.78
127.......................................................    31835964.88
128.......................................................    31772837.77
129.......................................................    31709122.01
130.......................................................    31644812.11
131.......................................................    31579902.53
132.......................................................    31514387.68
133.......................................................    31448261.92
134.......................................................    31381519.55

                               CROSTEX ASSOCIATES



                                   SCHEDULE C


PERIOD                                                          AMOUNT
------                                                        -----------
135.......................................................    31314154.82
136.......................................................    31246161.92
137.......................................................    31177535.00
138.......................................................    31108268.15
139.......................................................    31038355.39
140.......................................................    30967790.71
141.......................................................    30896568.03
142.......................................................    30824681.21
143.......................................................    30752124.05
144.......................................................    30678890.31
145.......................................................    30604973.68
146.......................................................    30530367.79
147.......................................................    30455066.21
148.......................................................    30379062.46
149.......................................................    30302349.99
150.......................................................    30224922.19
151.......................................................    30146772.38
152.......................................................    30067893.84
153.......................................................    29988279.77
154.......................................................    29907923.31
155.......................................................    29826817.54
156.......................................................    29744955.48
157.......................................................    29662330.07
158.......................................................    29578934.19
159.......................................................    29494760.66
160.......................................................    29409802.22
161.......................................................    29324051.56
162.......................................................    29237501.29
163.......................................................    29150143.95
164.......................................................    29061972.02
165.......................................................    28972977.90
166.......................................................    28883153.93
167.......................................................    28792492.37
168.......................................................    28700985.40
169.......................................................    28608625.15
170.......................................................    28515403.65
171.......................................................    28421312.88
172.......................................................    28326344.73
173.......................................................    28230491.02
174.......................................................    28133743.49
175.......................................................    28036093.80
176.......................................................    27937533.55
177.......................................................    27838054.24
178.......................................................    27737647.30
179.......................................................    27636304.08
180.......................................................    27534015.86
181.......................................................    27410960.29

                               CROSTEX ASSOCIATES



                                   SCHEDULE C


PERIOD                                                          AMOUNT
------                                                        -----------
182.......................................................    27286757.25
183.......................................................    27161396.04
184.......................................................    27034865.86
185.......................................................    26907155.81
186.......................................................    26778254.88
187.......................................................    26648151.97
188.......................................................    26516835.88
189.......................................................    26384295.29
190.......................................................    26250518.78
191.......................................................    26115494.82
192.......................................................    25979211.79
193.......................................................    25841657.94
194.......................................................    25702821.43
195.......................................................    25562690.29
196.......................................................    25421252.45
197.......................................................    25278495.73
198.......................................................    25134407.83
199.......................................................    24988976.33
200.......................................................    24842188.71
201.......................................................    24694032.32
202.......................................................    24544494.40
203.......................................................    24393562.06
204.......................................................    24241222.30
205.......................................................    24087462.00
206.......................................................    23932267.91
207.......................................................    23775626.66
208.......................................................    23617524.76
209.......................................................    23457948.59
210.......................................................    23296884.40
211.......................................................    23134318.31
212.......................................................    22970236.32
213.......................................................    22804624.29
214.......................................................    22637467.96
215.......................................................    22468752.93
216.......................................................    22298464.66
217.......................................................    22126588.48
218.......................................................    21953109.58
219.......................................................    21778013.02
220.......................................................    21601283.72
221.......................................................    21422906.45
222.......................................................    21242865.84
223.......................................................    21061146.38
224.......................................................    20877732.42
225.......................................................    20692608.15
226.......................................................    20505757.63
227.......................................................    20317164.76
228.......................................................    20126813.30

                               CROSTEX ASSOCIATES



                                   SCHEDULE C


PERIOD                                                          AMOUNT
------                                                        -----------
229.......................................................    19934686.84
230.......................................................    19740768.84
231.......................................................    19545042.58
232.......................................................    19347491.21
233.......................................................    19148097.71
234.......................................................    18946844.90
235.......................................................    18743715.44
236.......................................................    18538691.83
237.......................................................    18331756.41
238.......................................................    18122891.35
239.......................................................    17912078.66
240.......................................................    17699300.18
241.......................................................    17477840.06
242.......................................................    17254314.86
243.......................................................    17028705.33
244.......................................................    16800992.03
245.......................................................    16571155.34
246.......................................................    16339175.46
247.......................................................    16105032.41
248.......................................................    15868706.01
249.......................................................    15630175.91
250.......................................................    15389421.56
251.......................................................    15146422.22
252.......................................................    14901156.95
253.......................................................    14653604.62
254.......................................................    14403743.91
255.......................................................    14151553.29
256.......................................................    13897011.04
257.......................................................    13640095.22
258.......................................................    13380783.71
259.......................................................    13119054.16
260.......................................................    12854884.03
261.......................................................    12588250.56
262.......................................................    12319130.78
263.......................................................    12047501.50
264.......................................................    11773339.32
265.......................................................    11496620.63
266.......................................................    11217321.59
267.......................................................    10935418.13
268.......................................................    10650885.97
269.......................................................    10363700.59
270.......................................................    10073837.26
271.......................................................     9781271.00
272.......................................................     9485976.61
273.......................................................     9187928.65
274.......................................................     8887101.45
275.......................................................     8583469.09

                               CROSTEX ASSOCIATES



                                   SCHEDULE C


PERIOD                                                          AMOUNT
------                                                        -----------
276.......................................................     8277005.41
277.......................................................     7967684.01
278.......................................................     7655478.24
279.......................................................     7340361.20
280.......................................................     7022305.75
281.......................................................     6701284.49
282.......................................................     6377269.76
283.......................................................     6050233.65
284.......................................................     5720147.98
285.......................................................     5386984.32
286.......................................................     5050713.96
287.......................................................     4711307.94
288.......................................................     4368737.02
289.......................................................     4022971.68
290.......................................................     3673982.14
291.......................................................     3321738.33
292.......................................................     2966209.91
293.......................................................     2607366.25
294.......................................................     2245176.43
295.......................................................     1879609.26
296.......................................................     1510633.23
297.......................................................     1138216.57
298.......................................................      762327.18
299.......................................................      382932.69
300.......................................................           0.00

MARCH 22, 1985

                                                                    (New Jersey)

STATE OF NEW YORK    )
                     )    ss.:
COUNTY OF NEW YORK   )

     BE IT REMEMBERED that on this 25th day of March, 1985, before me, a notary public in and for said county and state, came NANCY FRANKEL, a partner of Almarc Associates, a Connecticut general partnership, which is the general partner of Crostex Associates Limited Partnership, a Connecticut limited partnership, and who is personally known to me to be such partner, and who is personally known to me to be the same person who executed, as partner, the within instrument on behalf of said partnership, and such person duly acknowledged the execution of the same to be the act and deed of said partnership as aforesaid.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.


                                                               /s/ SPENCER MCADAMS
                                                   --------------------------------------------
                                                                  Notary Public
(SEAL) My appointment expires:
                                                   Spencer McAdams
                                                   Notary Public, State of New York
                                                   No. 41-4800632
                                                   Qualified in Queen's County
                                                   Commission Expires March 30, 1986

                  ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT (this "Assignment") is made as of the 29th day of August, 1997, by and between TALEGEN PROPERTIES, INC., a Delaware corporation ("Assignor") and CRUM & FORSTER HOLDINGS, INC., a Delaware corporation ("Assignee").

                                   BACKGROUND

     A Talegen Holdings, Inc., as successor-in-interest by merger to Talegen Corporation (formerly known as "Crum & Forster Corporation") (the "Original Lessee") and Crostex Associates Limited Partnership ("Landlord") are parties to that certain Amended and Restated Lease Agreement dated as of March 1, 1985 (the "Lease") pursuant to which the Original Lessee leased from Landlord certain property located at 305 Madison Avenue, Morristown, New Jersey (the "Premises"), which Lease is evidenced by a Memorandum of Amended and Restated Lease Agreement dated as of March 1, 1985 and recorded in the Official Records in the Recorder's Office of Morris County, New Jersey. The Original Lessee assigned all of its right, title and interest in the Lease to Assignor pursuant to that certain Lease Assignment and Assumption Agreement dated as of January 1, 1995. For purposes of this Assignment, all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Lease.

     B Assignor desires to assign to Assignee all of its right, title and interest in and to the Lease and Assignee desires to accept such assignment and to assume the obligations of Assignor as lessee thereunder.

     NOW, THEREFORE, in consideration of the foregoing background and the within premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

     1. Background. The background set forth above is hereby incorporated in this Assignment and forms a part hereof.

     2. Assignment. Assignor hereby assigns, transfers, sells and conveys all of its right, title and interest in and to the Lease to Assignee.

     3. Assumption. Assignee hereby accepts the assignment by Assignor of all of Assignor's right, title and interest in and to the Lease and Assignee hereby assumes all of the obligations of Assignor under the Lease accruing from and after the date of this Assignment.

     4. Indemnification.

          4.1 Assignor shall indemnify, defend and save Assignee and its affiliates, successors and assigns harmless of, from and against any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, costs and expenses of every nature whatsoever which relate to the obligations of Assignor under the Lease and which first accrued prior to the date of this Assignment.

          4.2 Assignee shall indemnify, defend and save Assignor and its affiliates, successors and assigns harmless of, from and against any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, costs and expenses of every nature whatsoever which relate to the obligations of Assignee under the Lease, and which first accrue from and after the date of this Assignment.

          5. Entire Agreement; Governing Law. This Assignment contains the entire understanding of the parties with respect to the subject matter hereof, supersedes all prior or other negotiations, representations, understandings and agreements of, by or among the parties, express or implied, oral or written, which are fully merged herein. The express terms of this Assignment control and supersede any course of performance and/or customary practice inconsistent with any such terms. Any agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Assignment unless such agreement is in writing and signed by the party against whom enforcement of such change, modification, discharge or abandonment is sought. This Assignment shall be governed by and construed under the laws of the state where the Premises is located. This Assignment shall be construed without the aid of any canon, custom or rule of law requiring construction against the draftsman.

          6. Successor and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the heirs, executors, administrators, successors and assigns of the respective parties hereto.

          7. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one document.

     IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Assignment and Assumption of Lease Agreement as of the date first above written.

                                               ASSIGNOR:
                                               TALEGEN PROPERTIES, INC.

                                               By:  /s/ DAVID A. LIPKIN
                                                    ------------------------------------------
                                                    David A. Lipkin
                                                    Secretary

                                               ASSIGNEE:
                                               CRUM & FORSTER HOLDINGS, INC.

                                               By:  /s/ JAMES A. STARK
                                                    ------------------------------------------
                                                    James A. Stark
                                                    President and Chief Executive Officer

WHEN RECORDED RETURN TO:

CSC
2730 Gateway Oaks Drive, Suite 100
Sacramento, CA 95833

Acct. #P6-0000-743-9
--------------------------------------------------------------------------------

                MEMORANDUM OF ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS MEMORANDUM OF ASSIGNMENT AND ASSUMPTION OF LEASE is dated as of the 29th day of August, 1997, by and between TALEGEN PROPERTIES, INC., a Delaware corporation ("Assignor"), whose mailing address is 1011 Western Avenue, Suite 1000, Seattle, WA 98104 and CRUM & FORSTER HOLDINGS, INC., a Delaware corporation ("Assignee"), whose mailing address is 1011 Western Avenue, Suite 1000, Seattle, WA 98104.

                                   BACKGROUND

     WHEREAS, Talegen Holdings, Inc., as successor-in-interest by merger to Talegen Corporation (formerly known as "Crum & Forster Corporation") (the "Original Lessee"), as lessee and Crostex Associates Limited Partnership ("Landlord") are parties to that certain Amended and Restated Lease Agreement dated as of March 1, 1985 (the "Lease").

     WHEREAS, the Lease is evidenced by that certain Memorandum of Amended and Restated Lease Agreement dated as of March 1, 1985 and recorded in the Official Records in the Recorder's Office of Morris County, New Jersey.

     WHEREAS, the Original Lessee assigned all of its right, title and interest in the Lease to Assignor pursuant to that certain Lease Assignment and Assumption Agreement dated as of January 1, 1995.

     WHEREAS, by that certain Assignment and Assumption of Lease Agreement (the "Assignment") dated of even date herewith, Assignor has assigned all of its right, title and interest in and to the Lease to Assignee, and Assignee has assumed the obligations of Assignor under the Lease accruing from and after the date of the Assignment.

     NOW, THEREFORE, the parties hereto desire to confirm and ratify the following:

     1. Assignor and Assignee hereby confirm that by the Assignment, Assignor assigned to Assignee all of Assignor's right, title and interest in and to the Lease, and Assignee has assumed the obligations of Assignor under the Lease accruing from and after the date of the Assignment.

     2. The purpose of this Memorandum is to give notice of the Assignment.

     3. This Memorandum may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one document.

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Assignment and Assumption of Lease as of the date first set forth above.

ASSIGNOR:                                           ASSIGNEE:

TALEGEN PROPERTIES, INC                             CRUM & FORSTER HOLDINGS, INC.

By:  /s/ DAVID A. LIPKIN                            By:  /s/ JAMES A. STARK
     ----------------------------------------            ----------------------------------------
     David A. Lipkin                                     James A. Stark
     Secretary                                           President and Chief Executive Officer

                                 ACKNOWLEDGMENT

STATE OF WASHINGTON:                )
                                    )
COUNTY OF KING:                     )   :SS

     On the 29th day of August, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared David A. Lipkin, the Secretary of Talegen Properties, Inc., a Delaware corporation, who acknowledged that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and seal the day and year aforesaid.

                                                     /s/  NANETTE K. MITZEL
                                                     ------------------------------------------------
                                                     Notary Public
                                                     My Commission Expires: 1/1/2000

STATE OF NEW JERSEY:                )
                                    )
COUNTY OF MORRIS:                   )   :SS

     On the 27th day of August, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared James A. Stark, the President and Chief Executive Officer of Crum & Forster Holdings, Inc., a Delaware corporation, who acknowledged that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and seal the day and year aforesaid.

                                                     /s/  MARY F. SCAFF
                                                     ------------------------------------------------
                                                     Notary Public
                                                     My Commission Expires:
                                                     MARY F. SCAFF
                                                     NOTARY PUBLIC OF NEW JERSEY
                                                     My Commission Expires: March 29, 1999

WHEN RECORDED RETURN TO:

OBERMAYER REBMANN MAXWELL & HIPPEL LLP
One Penn Center, 19th Floor
1617 J.F. Kennedy Blvd.
Philadelphia, PA 19103

Attn: Jerome N. Kline, Esquire
--------------------------------------------------------------------------------

                MEMORANDUM OF ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS MEMORANDUM OF ASSIGNMENT AND ASSUMPTION OF LEASE is dated as of the 29th day of August, 1997, by and between TALEGEN PROPERTIES, INC, a Delaware corporation ("Assignor"), whose mailing address is 1011 Western Avenue, Suite 1000, Seattle, WA 98104 and CRUM & FORSTER HOLDINGS, INC., a Delaware corporation ("Assignee"), whose mailing address is 1011 Western Avenue, Suite 1000, Seattle, WA 98104.

                                   BACKGROUND

     WHEREAS, Talegen Holdings, Inc., as successor-in-interest by merger to Talegen Corporation (formerly known as "Crum & Forster Corporation") (the "Original Lessee"), as lessee and Crostex Associates Limited Partnership ("Landlord") are parties to that certain Amended and Restated Lease Agreement dated as of March 1, 1985 (the "Lease").

     WHEREAS, the Lease is evidenced by that certain Memorandum of Amended and Restated Lease Agreement dated as of March 1, 1985 and recorded in the Official Records in the Recorder's Office of Morris County, New Jersey.

     WHEREAS, the Original Lessee assigned all of its right, title and interest in the Lease to Assignor pursuant to that certain Lease Assignment and Assumption Agreement dated as of January 1, 1995.

     WHEREAS, by that certain Assignment and Assumption of Lease Agreement (the "Assignment") dated of even date herewith, Assignor has assigned all of its right, title and interest in and to the Lease to Assignee, and Assignee has assumed the obligations of Assignor under the Lease accruing from and after the date of the Assignment.

     NOW, THEREFORE, the parties hereto desire to confirm and ratify the following:

     1. Assignor and Assignee hereby confirm that by the Assignment, Assignor assigned to Assignee all of Assignor's right, title and interest in and to the Lease, and Assignee has assumed the obligations of Assignor under the Lease accruing from and after the date of the Assignment.

     2. The purpose of this Memorandum is to give notice of the Assignment.

     3. This Memorandum may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one document.

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Assignment and Assumption of Lease as of the date first set forth above.

ASSIGNOR:                                           ASSIGNEE:

TALEGEN PROPERTIES, INC                             CRUM & FORSTER HOLDINGS, INC.

By:  /s/ DAVID A. LIPKIN                            By:  /s/ JAMES A. STARK
     ----------------------------------------            ----------------------------------------
     David A. Lipkin                                     James A. Stark
     Secretary                                           President and Chief Executive Officer

                                 ACKNOWLEDGMENT

STATE OF WASHINGTON                 )
                                    )
COUNTY OF KING:                     )   :SS

     On the 29th day of August, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared David A. Lipkin, the Secretary of Talegen Properties, Inc., a Delaware corporation, who acknowledged that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and seal the day and year aforesaid.

                                                     /s/  NANETTE K. MITZEL
                                                     ------------------------------------------------
                                                     Notary Public
                                                     My Commission Expires: 1/1/2000

STATE OF NEW JERSEY:                )
                                    )
COUNTY OF MORRIS:                   )   :SS

     On the 27th day of August, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared James A. Stark, the President and Chief Executive Officer of Crum & Forster Holdings, Inc., a Delaware corporation, who acknowledged that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and seal the day and year aforesaid.

                                                     /s/  MARY F. SCAFF
                                                     ------------------------------------------------
                                                     Notary Public
                                                     My Commission Expires:
                                                     MARY F. SCAFF
                                                     NOTARY PUBLIC OF NEW JERSEY
                                                     My Commission Expires: March 29, 1999

                           INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made as of the 29th day of August, 1997 by and between TALEGEN PROPERTIES, INC., a Delaware corporation ("Talegen Properties"), and UNITED STATES FIRE INSURANCE COMPANY, a New York insurance company ("U.S. Fire").

                                   BACKGROUND

     A. Talegen Holdings, Inc., as successor-in-interest by merger to Talegen Corporation (formerly known as "Crum & Forster Corporation") (the "Original Lessee") and Crostex Associates Limited Partnership ("Landlord") are parties to
(i) that certain Amended and Restated Lease Agreement dated as of March 1, 1985 (the "299 Lease"), pursuant to which the Original Lessee leased from Landlord certain property located at 299 Madison Avenue, Morristown, New Jersey, and (ii) that certain Amended and Restated Lease Agreement dated as of March 1, 1985 (the "305 Lease"), pursuant to which the Original Lessee leased from Landlord certain property located at 305 Madison Avenue, Morristown, New Jersey. The Original Lessee assigned all of its right, title and interest in the 299 Lease and the 305 Lease to Talegen Properties pursuant to those certain Lease Assignment and Assumption Agreements dated as of January 1, 1995. For purposes of this Assignment, all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the 299 Lease.

     B. The 299 Lease and the 305 Lease contain cross-default provisions (each a "Cross-Default Provision") whereby a default under either lease constitutes a default under the other lease.

     C. Talegen Properties and U.S. Fire agree that if a default under the 299 Lease or the 305 Lease occurs, the defaulting party shall indemnify the other (and certain affiliated parties) against any liability, damages and costs resulting from the defaulting party triggering the Cross-Default Provision.

     NOW, THEREFORE, in exchange for good, valuable and sufficient consideration received, and intending to be legally bound, the parties hereby mutually covenant and agree as follows:

          1. Indemnification.

          1.1 Talegen Properties and U.S. Fire (the party providing indemnification hereunder is hereinafter sometimes referred to as the "Indemnitor") agree to indemnify, defend and hold harmless the other party and such other party's affiliates, and their respective officers, employees, agents, successors and assigns (collectively hereinafter referred to as the "Indemnified Party") from and against any and all claims, demands, losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) arising out of a default under the Indemnified Party's lease caused by the triggering by the Indemnitor of the Cross-Default Provision contained in the Indemnitor's lease.

          1.2 If any action, suit or other proceeding shall be instituted or threatened against the Indemnified Party with respect to any matter as to which Indemnitor shall have any indemnification obligation under this Agreement, the Indemnified Party shall promptly notify Indemnitor of the institution or threat of such proceeding and tender the defense of any such proceeding to Indemnitor for conduct thereof by Indemnitor (provided that Indemnitor shall timely commence and diligently continue such defense) at Indemnitor's sole cost and expense. The Indemnified Party shall assist Indemnitor to the extent Indemnitor may reasonably request such assistance. Indemnitor shall have the right to select counsel and take all other action as shall be deemed necessary and appropriate by Indemnitor, provided, however, that if any party to any such proceeding shall create or impose any lien or encumbrance on any of the assets of the Indemnified Party in respect of such proceeding (or if such creation or imposition is imminent) or if any judgment shall be entered which would result in Indemnified Party being obligated to pay the same hereunder, Indemnitor shall provide such bond, deposit or take such other action as shall be reasonably satisfactory to Indemnified Party to prevent the creation or imposition of any such lien, and to stay the execution of such judgment pending any appeal or other proceedings prior to final entry thereof, and provided, further, that Indemnitor shall not settle or compromise any such action, suit or proceeding without the prior written consent of the Indemnified Party unless at the time of such settlement or compromise and to the Indemnified Party's reasonable satisfaction, Indemnitor shall satisfy, discharge, and release any and all liability of Indemnified Party resulting therefrom or an adequate reserve is established or sufficient funds are segregated by Indemnitor to satisfy, discharge and release any and all such liability. Should such adverse judgment become final and nonappealable, Indemnitor shall promptly pay the same.

     2. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and assigns. As used herein, the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, as the context so requires.

     3. Severability. Every provision of this Agreement is intended to be severable. If any provision of this Agreement or the application of any provisions hereof to any party or circumstance is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such invalidity shall not affect the balance of the terms and provisions hereof or the application of the provision in question to any other party or circumstance, all of which shall continue in full force and effect.

     4. No Waiver. No failure or delay on the part of the Indemnitee to exercise any power, right or privilege under this Agreement shall impair any such power, right or privilege or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     5. Notices. All notices by either party to the other shall be given in writing by certified or registered mail, return receipt requested, postage prepaid as follows:

    If to Talegen Properties:

    Talegen Properties, Inc.
    1011 Western Avenue, Suite 1000
    Seattle, WA 98104
    Attn: Chief Executive Officer

    If to U.S. Fire:

    United States Fire Insurance Company
    305 Madison Avenue
    Morristown, NJ 07054
    Attn: Chief Executive Officer

or such other person or place as either party hereto may designate by notice as aforesaid. Notice shall be deemed received as of the date set forth on the return receipt.

     6. Amendment; Governing Law. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof, and may not be amended or modified orally. This Agreement shall be governed by the laws of the State of New Jersey without respect to principles governing conflict of laws.

     7. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one document.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                             TALEGEN PROPERTIES, INC.

                                             By:  /s/ DAVID A. LIPKIN
                                                  --------------------------------------------
                                                  David A. Lipkin
                                                  Secretary

                                             UNITED STATES FIRE INSURANCE COMPANY

                                             By:  /s/ ROBERT T. WHEELER
                                                  --------------------------------------------
                                                  Robert T. Wheeler
                                                  Vice President

                                             By:  /s/ VALERIE J. GASPARIK
                                                  --------------------------------------------
                                                  Valerie J. Gasparik
                                                  Secretary

                               ASSIGNMENT OF NOTE

     THIS ASSIGNMENT OF NOTE (this "Assignment") is given as of the 29th day of August, 1997, by UNITED STATES FIRE INSURANCE COMPANY, a New York insurance company, THE NORTH RIVER INSURANCE COMPANY, a New Jersey insurance company, WESTCHESTER FIRE INSURANCE COMPANY, a New York insurance company, and INTERNATIONAL INSURANCE COMPANY, an Illinois insurance company (collectively hereinafter referred to as "Assignor"), to UNITED STATES FIRE INSURANCE COMPANY, a New York insurance company and THE NORTH RIVER INSURANCE COMPANY, a New Jersey insurance company (collectively hereinafter referred to as "Assignee").

                                   BACKGROUND

     A. Crostex Associates Limited Partnership, a Connecticut limited partnership ("Borrower"), is indebted to Assignor, jointly and severally, in the original principal amount of $4,468,097.00 plus accrued interest thereon pursuant to that certain Note Due December 1, 2009 made by Borrower to Assignor dated December 21, 1984 (the "Note").

     B. The Note is secured by, among other things, that certain Purchase Money Mortgage dated as of December 21, 1984 from Borrower to Assignor and recorded December 21, 1984 in Mortgage Book 2052, Page 180 in the Office of the County Clerk of Morris County, New Jersey (the "Mortgage"), and which relates to that certain real property commonly known as 305 Madison Avenue, Morristown, New Jersey. Assignor, by that certain Assignment of Mortgage and Related Loan Documents dated of even date herewith and intended to be recorded, is assigning its rights under the Mortgage to Assignee.

     C. Assignor desires to assign to Assignee, and Assignee desires to accept and assume, all of Assignor's right, title and interest in and to the Note.

     NOW, THEREFORE, in consideration of the foregoing background and the within premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

     1. Background. The background set forth above is hereby incorporated in this Assignment and forms a part hereof.

     2. Assignment. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in, to and under the Note.

     3. Assumption. Assignee hereby accepts the assignment by Assignor of all of Assignor's right, title and interest in the Note and assumes all of the obligations of Assignor under the Note accruing from and after the date hereof.

     4. Governing Law. This Assignment shall be governed by and construed under the laws of the State of New Jersey, without respect to principles governing conflict of laws.

     5. Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the heirs, executors, administrators, successors and assigns of the parties hereto.

     6. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one document.

     IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day and year first above written.

                                             ASSIGNOR:
                                             UNITED STATES FIRE INSURANCE COMPANY

                                             By:  /s/ ROBERT T. WHEELER
                                                  --------------------------------------------
                                                  Robert T. Wheeler
                                                  Vice President

                                             By:  /s/ VALERIE J. GASPARIK
                                                  --------------------------------------------
                                                  Valerie J. Gasparik
                                                  Secretary

                                             THE NORTH RIVER INSURANCE COMPANY

                                             By:  /s/ ROBERT T. WHEELER
                                                  --------------------------------------------
                                                  Robert T. Wheeler
                                                  Vice President

                                             By:  /s/ VALERIE J. GASPARIK
                                                  --------------------------------------------
                                                  Valerie J. Gasparik
                                                  Secretary

                                             WESTCHESTER FIRE INSURANCE COMPANY

                                             By:  /s/ RICHARD T. GIERYN, JR.
                                                  --------------------------------------------
                                                  Richard T. Gieryn, Jr.
                                                  Corporate Vice President


                                             INTERNATIONAL INSURANCE COMPANY

                                             By:  /s/ THOMAS S. NORSWORTHY
                                                  --------------------------------------------
                                                  Thomas S. Norsworthy
                                                  Senior Vice President

                                             ASSIGNEE:
                                             UNITED STATES FIRE INSURANCE COMPANY

                                             By:  /s/ ROBERT T. WHEELER
                                                  --------------------------------------------
                                                  Robert T. Wheeler
                                                  Vice President

                                             By:  /s/ VALERIE J. GASPARIK
                                                  --------------------------------------------
                                                  Valerie J. Gasparik
                                                  Secretary

                                             THE NORTH RIVER INSURANCE COMPANY

                                             By:  /s/ ROBERT T. WHEELER
                                                  --------------------------------------------
                                                  Robert T. Wheeler
                                                  Vice President

                                             By:  /s/ VALERIE J. GASPARIK
                                                  --------------------------------------------
                                                  Valerie J. Gasparik
                                                  Secretary

WHEN RECORDED RETURN TO:

OBERMAYER REBMANN MAXWELL & HIPPEL LLP
One Penn Center -- 19th Floor
1617 John F. Kennedy Blvd.
Philadelphia, PA 19103

Attn: Jerome N. Kline, Esquire

               ASSIGNMENT OF MORTGAGE AND RELATED LOAN DOCUMENTS

     THIS ASSIGNMENT OF MORTGAGE AND RELATED LOAN DOCUMENTS (this "Assignment") is given as of the 29th day of August, 1997, by UNITED STATES FIRE INSURANCE COMPANY, a New York insurance company, THE NORTH RIVER INSURANCE COMPANY, a New Jersey insurance company, WESTCHESTER FIRE INSURANCE COMPANY, a New York insurance company and INTERNATIONAL INSURANCE COMPANY, an Illinois insurance company (collectively "Assignor"), to UNITED STATES FIRE INSURANCE COMPANY, a New York insurance company and THE NORTH RIVER INSURANCE COMPANY, a New Jersey insurance company (collectively "Assignee").

                                   BACKGROUND

     A. Crostex Associates Limited Partnership, a Connecticut limited partnership ("Borrower"), is indebted to Assignor, jointly and severally, in the original principal amount of $4,468,097.00 plus accrued interest thereon pursuant to that certain Note Due December 1, 2009 made by Borrower to Assignor dated December 21, 1984 (the "Note").

     B. The Note is secured by that certain Purchase Money Mortgage dated as of December 21, 1984 from Borrower to Assignor and recorded December 21, 1984 in Mortgage Book 2052, Page 180 in the Office of the County Clerk of Morris County, New Jersey (the "Mortgage") which relates to that certain real property commonly known as 305 Madison Avenue, Morristown, New Jersey, and by certain other documents, agreements and interests (collectively, with all other documents and agreements delivered by Borrower and all other interests given by Borrower to Assignor in connection with the Note, hereinafter referred to as the "Loan Documents and Interests").

     C. Assignor, by that certain Assignment of Note dated of even date herewith, is assigning its rights under the Note to Assignee.

     D. Assignor desires to assign to Assignee, and Assignee desires to accept and assume, all of Assignor's right, title and interest in and to the Mortgage and Loan Documents and Interests.

     NOW, THEREFORE, in consideration of the foregoing background and the within premises and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

     1. Background. The background set forth above is hereby incorporated in this Assignment and forms a part hereof.

     2. Assignment. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in, to and under the Mortgage and Loan Documents and Interests.

     3. Assumption. Assignee hereby accepts the assignment by Assignor of all of Assignor's right, title and interest in the Mortgage and Loan Documents and Interests and assumes all of the obligations of Assignor under the Mortgage and Loan Documents and Interests accruing from and after the date hereof.

     4. Governing Law. This Assignment shall be governed by and construed under the laws of the State of New Jersey, without respect to principles governing conflict of laws.

     5. Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the heirs, executors, administrators, successors and assigns of the parties hereto.

     6. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one document.


     IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day and year first above written.


                                               ASSIGNOR:

                                               UNITED STATES FIRE INSURANCE COMPANY


                                               By:  /s/  ROBERT T. WHEELER
                                                    ------------------------------------------
                                                    Robert T. Wheeler
                                                    Vice President


                                               By:  /s/  VALERIE J. GASPARIK
                                                    ------------------------------------------
                                                    Valerie J. Gasparik
                                                    Secretary

                                               THE NORTH RIVER INSURANCE COMPANY


                                               By:  /s/  ROBERT T. WHEELER
                                                    ------------------------------------------
                                                    Robert T. Wheeler
                                                    Vice President


                                               By:  /s/  VALERIE J. GASPARIK
                                                    ------------------------------------------
                                                    Valerie J. Gasparik
                                                    Secretary

                                               WESTCHESTER FIRE INSURANCE COMPANY


                                               By:  /s/  RICHARD T. GIERYN, JR.
                                                    ------------------------------------------
                                                    Richard T. Gieryn, Jr.
                                                    Corporate Vice President

                                               INTERNATIONAL INSURANCE COMPANY


                                               By:  /s/  THOMAS S. NORSWORTHY
                                                    ------------------------------------------
                                                    Thomas S. Norsworthy
                                                    Senior Vice President



                                               ASSIGNEE:

                                               UNITED STATES FIRE INSURANCE COMPANY


                                               By:  /s/  ROBERT T. WHEELER
                                                    ------------------------------------------
                                                    Robert T. Wheeler
                                                    Vice President


                                               By:  /s/  VALERIE J. GASPARIK
                                                    ------------------------------------------
                                                    Valerie J. Gasparik
                                                    Secretary

                                               THE NORTH RIVER INSURANCE COMPANY


                                               By:  /s/  ROBERT T. WHEELER
                                                    ------------------------------------------
                                                    Robert T. Wheeler
                                                    Vice President


                                               By:  /s/  VALERIE J. GASPARIK
                                                    ------------------------------------------
                                                    Valerie J. Gasparik
                                                    Secretary

                                 ACKNOWLEDGMENT

STATE OF NEW JERSEY:                )
                                    )
COUNTY OF MORRIS:                   )   :SS

     On the 27th day of August, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Robert T. Wheeler, the Vice President of United States Fire Insurance Company, a New York corporation, who acknowledged that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and seal the day and year aforesaid.

                                                     /s/  MARY SCAFF
                                                     ------------------------------------------------
                                                     Notary Public
                                                     My Commission Expires:
                                                     MARY F. SCAFF
                                                     NOTARY PUBLIC OF NEW JERSEY
                                                     My Commission Expires On: March 29, 1999

STATE OF NEW JERSEY:                )
                                    )
COUNTY OF MORRIS:                   )   :SS

     On the 27th day of August, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Valerie J. Gasparik, the Secretary of United States Fire Insurance Company, a New York corporation, who acknowledged that she, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and seal the day and year aforesaid.

                                                     /s/  MARY SCAFF
                                                     ------------------------------------------------
                                                     Notary Public
                                                     My Commission Expires:
                                                     MARY F. SCAFF
                                                     NOTARY PUBLIC OF NEW JERSEY
                                                     My Commission Expires On: March 29, 1999

                                 ACKNOWLEDGMENT

STATE OF GEORGIA:                   )
                                    )
COUNTY OF FULTON:                   )   :SS

     On the 27th day of August, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Richard T. Gieryn, Jr., the Corporate Vice President of Westchester Fire Insurance Company, a New York corporation, who acknowledged that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and seal the day and year aforesaid.

                                                     /s/  KIMBERLY A. THURMAN
                                                     ------------------------------------------------
                                                     Notary Public
                                                     My Commission Expires:
                                                     NOTARY PUBLIC OF
                                                     CHEROHEE COUNTY, GEORGIA
                                                     My Commission Expires April 1, 2000

STATE OF ILLINOIS:                  )
                                    )
COUNTY OF COOK:                     )   :SS

     On the    day of August, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Thomas S. Norsworthy, the Senior Vice President of International Insurance Company, a Illinois corporation, who acknowledged that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and seal the day and year aforesaid.

                                                     /s/  MARLA R. MAYSTER
                                                     ------------------------------------------------
                                                     Notary Public
                                                     My Commission Expires: 12-31-99

WHEN RECORDED RETURN TO:

CSC
2730 Gateway Oaks Drive, Suite 100
Sacramento, CA 95833

Acct. #P6-0000-743-9

               ASSIGNMENT OF MORTGAGE AND RELATED LOAN DOCUMENTS

     THIS ASSIGNMENT OF MORTGAGE AND RELATED LOAN DOCUMENTS (this "Assignment") is given as of the 29th day of August, 1997, by UNITED STATES FIRE INSURANCE COMPANY, a New York insurance company, THE NORTH RIVER INSURANCE COMPANY, a New Jersey insurance company, WESTCHESTER FIRE INSURANCE COMPANY, a New York insurance company and INTERNATIONAL INSURANCE COMPANY, an Illinois insurance company (collectively "Assignor"), to UNITED STATES FIRE INSURANCE COMPANY, a New York insurance company and THE NORTH RIVER INSURANCE COMPANY, a New Jersey insurance company (collectively "Assignee").

                                   BACKGROUND

     A. Crostex Associates Limited Partnership, a Connecticut limited partnership ("Borrower"), is indebted to Assignor, jointly and severally, in the original principal amount of $4.468,097.00 plus accrued interest thereon pursuant to that certain Note Due December 1, 2009 made by Borrower to Assignor dated December 21, 1984 (the "Note").

     B. The Note is secured by that certain Purchase Money Mortgage dated as of December 21, 1984 from Borrower to Assignor and recorded December 21, 1984 in Mortgage Book 2052, Page 180 in the Office of the County Clerk of Morris County, New Jersey (the "Mortgage") which relates to that certain real property commonly known as 305 Madison Avenue, Morristown, New Jersey, and by certain other documents, agreements and interests (collectively, with all other documents and agreements delivered by Borrower and all other interests given by Borrower to Assignor in connection with the Note, hereinafter referred to as the "Loan Documents and Interests").

     C. Assignor, by that certain Assignment of Note dated of even date herewith, is assigning its rights under the Note to Assignee.

     D. Assignor desires to assign to Assignee, and Assignee desires to accept and assume, all of Assignor's right, title and interest in and to the Mortgage and Loan Documents and Interests.

     NOW, THEREFORE, in consideration of the foregoing background and the within premises and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

     1. Background. The background set forth above is hereby incorporated in this Assignment and forms a part hereof.

     2. Assignment. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in, to and under the Mortgage and Loan Documents and Interests.

     3. Assumption. Assignee hereby accepts the assignment by Assignor of all of Assignor's right, title and interest in the Mortgage and Loan Documents and Interests and assumes all of the obligations of Assignor under the Mortgage and Loan Documents and Interests accruing from and after the date hereof.

     4. Governing Law. This Assignment shall be governed by and construed under the laws of the State of New Jersey, without respect to principles governing conflict of laws.

     5. Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the heirs, executors, administrators, successors and assigns of the parties hereto.

     6. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one document.


     IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day and year first above written.


                                               ASSIGNOR:

                                               UNITED STATES FIRE INSURANCE COMPANY


                                               By:  /s/  ROBERT T. WHEELER
                                                    ------------------------------------------
                                                    Robert T. Wheeler
                                                    Vice President


                                               By:  /s/  VALERIE J. GASPARIK
                                                    ------------------------------------------
                                                    Valerie J. Gasparik
                                                    Secretary

                                               THE NORTH RIVER INSURANCE COMPANY


                                               By:  /s/  ROBERT T. WHEELER
                                                    ------------------------------------------
                                                    Robert T. Wheeler
                                                    Vice President


                                               By:  /s/  VALERIE J. GASPARIK
                                                    ------------------------------------------
                                                    Valerie J. Gasparik
                                                    Secretary

                                               WESTCHESTER FIRE INSURANCE COMPANY


                                               By:  /s/  RICHARD T. GIERYN, JR.
                                                    ------------------------------------------
                                                    Richard T. Gieryn, Jr.
                                                    Corporate Vice President

                                               INTERNATIONAL INSURANCE COMPANY


                                               By:  /s/  THOMAS S. NORSWORTHY
                                                    ------------------------------------------
                                                    Thomas S. Norsworthy
                                                    Senior Vice President

                                               ASSIGNEE:

                                               UNITED STATES FIRE INSURANCE COMPANY


                                               By:  /s/  ROBERT T. WHEELER
                                                    ------------------------------------------
                                                    Robert T. Wheeler
                                                    Vice President


                                               By:  /s/  VALERIE J. GASPARIK
                                                    ------------------------------------------
                                                    Valerie J. Gasparik
                                                    Secretary

                                               THE NORTH RIVER INSURANCE COMPANY


                                               By:  /s/  ROBERT T. WHEELER
                                                    ------------------------------------------
                                                    Robert T. Wheeler
                                                    Vice President


                                               By:  /s/  VALERIE J. GASPARIK
                                                    ------------------------------------------
                                                    Valerie J. Gasparik
                                                    Secretary

                                 ACKNOWLEDGMENT

STATE OF NEW JERSEY:                )
                                    )
COUNTY OF MORRIS:                   )   :SS

     On the 27th day of August, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Robert T. Wheeler, the Vice President of United States Fire Insurance Company, a New York corporation, who acknowledged that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and seal the day and year aforesaid.

                                                     /s/  MARY SCAFF
                                                     ------------------------------------------------
                                                     Notary Public
                                                     My Commission Expires:
                                                     MARY F. SCAFF
                                                     NOTARY PUBLIC OF NEW JERSEY
                                                     My Commission Expires On: March 29, 1999

STATE OF NEW JERSEY:                )
                                    )
COUNTY OF MORRIS:                   )   :SS

     On the 27th day of August, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Valerie J. Gasparik, the Secretary of United States Fire Insurance Company, a New York corporation, who acknowledged that she, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and seal the day and year aforesaid.

                                                     /s/  MARY SCAFF
                                                     ------------------------------------------------
                                                     Notary Public
                                                     My Commission Expires:
                                                     MARY F. SCAFF
                                                     NOTARY PUBLIC OF NEW JERSEY
                                                     My Commission Expires On: March 29, 1999

                                 ACKNOWLEDGMENT

STATE OF GEORGIA:                   )
                                    )
COUNTY OF FULTON:                   )   :SS

     On the 27th day of August, 1997, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Richard T. Gieryn, Jr., the Corporate Vice President of Westchester Fire Insurance Company, a New York corporation, who acknowledged that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and seal the day and year aforesaid.

                                                     /s/  KIMBERLY A. THURMAN
                                                     ------------------------------------------------
                                                     Notary Public
                                                     My Commission Expires:
                                                     NOTARY PUBLIC OF
                                                     CHEROHEE COUNTY, GEORGIA
                                                     My Commission Expires April 1, 2000

STATE OF ILLINOIS:                  )
                                    )
COUNTY OF COOK:                     )   :SS

     On the           day of August, 1997, before me, the subscriber, a Notary
Public in and for the State and County aforesaid, personally appeared Thomas S. Norsworthy, the Senior Vice President of International Insurance Company, a Illinois corporation, who acknowledged that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     WITNESS my hand and seal the day and year aforesaid.

                                                     /s/  MARLA R. MAYSTER
                                                     ------------------------------------------------
                                                     Notary Public
                                                     My Commission Expires: 12-31-99

                               COMPANY LETTERHEAD

January 10, 1997
Ms. Denise Tiernan
Net Lease Administration
Newkirk Limited Partnership
500 West Putnam Avenue
Greenwich, CT 06830

     RE:  CAMFEX/CROSTEX ESTOPPEL CERTIFICATES

Dear Denise:

     Please find the following above referenced certificates:

     CAMFEX LIMITED PARTNERSHIP

    Pleasanton --                         United States Fire Insurance Company
                                          Westchester Fire Insurance Company
                                          The North River Insurance Company
                                          International Insurance Company
    San Francisco --                      Industrial Indemnity Company

     CROSTEX LIMITED PARTNERSHIP

    305 Madison Avenue --                 TALEGEN PROPERTIES, INC.
    299 Madison Avenue --                 TALEGEN PROPERTIES, INC.
    Dallas, TX --                         United States Fire Insurance Company
                                          Westchester Fire Insurance Company
                                          The North River Insurance Company
                                          International Insurance Company

     Should you need any additional information, please do not hesitate to contact me. I also apologize for the delay in returning these certificates.

     Very Truly Yours,

/s/  MICHAEL E. MENSINGER
----------------------------------------------
Michael E. Mensinger
c. David Lipkin, Talegen Holdings, Inc.

                                  CERTIFICATE

     I, David A. Lipkin, an officer of TALEGEN PROPERTIES, INC., hereby state as follows:

     1. In connection with the Amended and Restated Lease Agreements between Crostex Associates Limited Partnership, as Lessor and Crum & Forster Corporation, as Lessee, dated as of March 1, 1985, covering premises located at 299 Madison Avenue, Morristown, NJ, and 305 Madison Avenue, Morristown, NJ (the "Leases"):

        (i) The Leases are unmodified and in full force and effect provided that such Leases were assigned by Talegen Holdings, Inc. (successor-in-interest to Crum & Forster Corporation) to Talegen Properties, Inc. effective as of January 1, 1995.

        (ii) The Rent required under said Leases has been paid up to and including October 1996.

        (iii)  To the best of my knowledge, no default exists under the Leases.

        (iv) Crum and Forster Insurance is currently occupying and operating the property at 305 Madison Avenue, subject to certain affiliated subleases, and an unaffiliated third party sublessee is currently occupying and operating the property at 299 Madison Avenue.

     2. I understand that Crostex Associates Limited Partnership, the owner of the above-referenced properties, will rely on this Certificate in issuing its Certificate of No Default to its mortgage lending institution.

                                               TALEGEN PROPERTIES, INC.

                                               By:  /s/ DAVID A. LIPKIN
                                                    ------------------------------------------
                                                    David A. Lipkin
                                                    Secretary
                                               Date: December 28, 1996

                               SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT (the "Sublease") made as of the first day of April, 1996, between TALEGEN PROPERTIES, INC., a Delaware corporation, having an office at 1011 Western Avenue, Seattle, Washington 98104 ("Sublessor"), and UNITED STATES FIRE INSURANCE COMPANY, a New York insurance company having its principal office at 110 William Street, New York, New York 10038 ("Sublessee").

                                  WITNESSETH:

     WHEREAS, Talegen Corporation, a New Jersey corporation, as Lessee, entered into an Amended and Restated Lease Agreement (the "Lease") dated as of March 1, 1985, with CROSTEX ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership, as Lessor, a copy of which Lease is attached hereto, marked Exhibit A, and incorporated herein by reference; and

     WHEREAS, effective as of December 30, 1994, Talegen Corporation was merged with and into Talegen Holdings, Inc., a Delaware corporation ("Talegen Holdings"), which thereby succeeded by operation of law to the interest of Talegen Corporation in and to the Lease; and

     WHEREAS, effective as of January 1, 1995, Talegen Holdings entered into a Lease Assignment and Assumption Agreement with Sublessor, pursuant to which Talegen Holdings assigned to Sublessor and Sublessor assumed all of Talegen Holdings' obligations under the Lease;

     WHEREAS, Sublessee desires to sublease from Sublessor the premises (the "Premises") covered by the Lease and located at 305 Madison Avenue, Morristown, New Jersey (the "Building"); and

     WHEREAS, Sublessor is willing to sublease the Premises to Sublessee on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. PARTIES. Except as the context may otherwise require, all references to "Lessor" and "Lessee" in the Lease incorporated herein shall be deemed to refer to Sublessor and Sublessee herein, respectively.

     2. PROVISIONS CONSTITUTING SUBLEASE.

          A. This Sublease is subject to all of the terms and conditions of the Lease, except as specifically provided herein, and except as the context may otherwise require, Sublessor and Sublessee shall assume and perform the obligations of Lessor and Lessee, respectively, in said Lease, to the extent said terms and conditions are applicable to the Premises subleased pursuant to this Sublease. Neither party shall commit or permit to be committed any act or omission which shall violate any term or condition of the Lease.

          B. All of the terms and conditions contained in the Lease and the Schedules thereto are incorporated herein, except Sections 3, 4(a), 10(b), 13, 14, 15, 16(a), 16(b), 16(c), 21, 22, 25 and 26, Schedules A-Part II B
     and C, and all references to "Guarantor", to "299 Madison Avenue, Morris Township, New Jersey," and to "Extended Terms". The provisions of the Lease so incorporated herein together with all of the paragraphs hereinafter set forth in this Sublease shall be the complete terms and conditions of this Sublease.

     3. PREMISES. Sublessor leases to Sublessee and Sublessee hires from Sublessor the Premises situated in the Township of Morris, County of Morris, State of New Jersey, at 305 Madison Avenue, consisting of approximately 201,887 rentable square feet of office space, all pursuant to and in accordance with
Section 1 of the Lease.

     4. TERM.

          4.1 Term. The term of this Sublease (the "Term") shall be for a period commencing on April 1, 1996, (the "Commencement Date"), and ending at 11:59 p.m. on May 15, 2006 (the "Termination Date"), unless sooner terminated pursuant to any provision hereof.

          4.2 Possession Date. Sublessee shall be provided possession of the Premises as soon as reasonably practicable prior to the date hereof, but in no event later than April 1, 1996, at which time Sublessor shall have delivered exclusive possession of the entire Premises to Sublessee broom clean and free from all other subtenants and occupants with the exception of: (i) Apprise Corp., which will sublease certain space in the Premises from Sublessee as described on Exhibit B hereto, and (ii) Envision Claims Management Corporation, which will sublease certain space in the Premises from Sublessee as described on Exhibit C hereto.

          4.3 Delay in Delivery of Possession. Sublessor acknowledges and agrees that time is of the essence with respect to the aforesaid April 1, 1996 date for the delivery of possession to Sublessee, and that any delay in such delivery may cause Sublessee to suffer damages. Sublessor, therefore, agrees to indemnify and hold Sublessee harmless and to reimburse Sublessee for any and all actual out-of-pocket damages, costs, expenses and losses (excluding consequential, punitive, bad faith and exemplary damages not awarded pursuant to any final court order), with reasonable attorneys' fees, incurred by Sublessee as a result of the failure, for any reason whatsoever, of Sublessor to deliver possession of the Premises to Sublessee by April 1, 1996. Sublessee agrees to take all reasonable actions to mitigate any damages which it may suffer as a result of Sublessee's failure to deliver possession of the Premises by April 1, 1996.

     5. RENT.

          5.1 Annual Net Base Rent. From and after May 15, 1996, Sublessee shall pay to Sublessor annual net base rent for the Premises as follows:

                                                         ANNUAL NET
LEASE YEAR                                                BASE RENT
----------                                              -------------
5/15/96-5/14/97......................................   $2,523,587.50
5/15/97-5/14/98......................................   $2,523,587.50
5/15/98-5/14/99......................................   $2,523,587.50
5/15/99-5/14/00......................................   $2,523,587.50
5/15/00-5/14/01......................................   $2,523,587.50
5/15/01-5/14/02......................................   $2,523,587.50
5/15/02-5/14/03......................................   $2,523,587.50
5/15/03-5/14/04......................................   $2,523,587.50
5/15/04-5/14/05......................................   $2,523,587.50
5/15/05-5/14/06......................................   $2,523,587.50

     For the purposes hereof, the term "Lease Year" is intended to be a twelve
(12) month period commencing on May 15 of the year indicated and ending on May 14 of the following year.

     The above-stated annual net base rent shall be payable from and after May 15, 1996 in equal monthly installments in advance on the first day of each month of the term hereof, commencing on June 1, 1996. Installments of such rent received by Sublessor after the tenth (10th) day of any month shall bear interest at the rate of nine (9%) percent per annum until paid. Annual net base rent for any period during the term hereof which is for less than one (1) month shall be a pro rata portion of the monthly installment; provided, however, that for the period from the Commencement Date through May 14, 1996, the rental rate payable by Sublessee (exclusive of taxes, insurance and operating expenses for which Sublessee is responsible) shall be equal to all rentals receivable by Sublessee from the Subsubtenants for such period, reduced by an amount equal to their share of such taxes, insurance and operating expenses. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, except as may be otherwise expressly set forth herein, in lawful money of the United States of America to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing pursuant to Paragraph 18 below.

          5.2 Additional Rent. In addition to the annual net base rent set forth in Section 5.1 above, Sublessee shall be responsible for all the real estate taxes (as defined in Section 6 of the Lease) and operating expenses incurred, due and payable on the Premises commencing on the Commencement Date and continuing throughout the Term (collectively, said real estate costs, and operating expenses are "additional rent").

          5.3 Reduction in Rent. Notwithstanding the above, in the event Sublessee exercises the Contraction Option set forth in Paragraph 30 hereof, its obligation to pay annual net base rent and additional rent shall be reduced in accordance with the provisions of said Paragraph 30.

     6. CAPITAL EXPENDITURES. Sublessee accepts the Building and the Premises in their "as is" condition, provided that Sublessor shall be responsible for all expenditures for the in-process repairs to the parking deck at the Premises, and agrees to use its best efforts to complete said repairs in a timely and professional manner. Sublessee agrees to maintain current preventative maintenance programs (in place as of the Commencement Date) throughout the entire Term, and to be responsible for all other capital expenditures with respect to the Building and the Premises during the Term. Without limiting the foregoing, all costs and expenses incurred in the construction of Sublessee's office space in or at the Premises shall be solely responsibility of Sublessee and Sublessee shall be solely responsible for the payment of all sums to contractors, subcontractors, materialmen, suppliers, planners, engineers and other vendors retained for the fixturing of the Premises.

     7. USE. The premises may be used and occupied for any use not prohibited under the Lease.

     8. INDEMNIFICATION.

          8.1 Sublessee Indemnification. Sublessee agrees to indemnify and hold Sublessor harmless for any damages, costs, expenses and losses, including attorney's fees and penalties, which Sublessor suffers in the event Sublessee retains possession of the Premises, or any part thereof, after the expiration of this Sublease or the expiration of the Lease, whichever is earlier, by lapse of time or otherwise. Sublessee shall not be responsible for the aforementioned charges if Sublessee retains possession of the Premises pursuant to an agreement between Lessor and itself after the Lease has been terminated by the Lessor thereunder prior to its scheduled expiration date as a result of default on Sublessor's part in the performance of its obligations under said Lease. In addition, Sublessee shall reimburse and indemnify Sublessor and hold Sublessor harmless for any damages, costs, expenses or losses suffered by Sublessor occasioned in whole or in part by the negligent acts or omissions of Sublessee's employees, servants, agents, representatives, guests or invitees.

          8.2 Sublessor Indemnification. Sublessor agrees to indemnify and hold Sublessee harmless for any damages, costs, expenses and losses, including attorney's fees and penalties, which Sublessee suffers in the event Sublessor defaults in the performance of any of its obligations under the Lease or the Sublease, other than any default occasioned by the failure of Sublessee to comply with any of its covenants or agreements set forth herein. In addition, Sublessor shall reimburse and indemnify Sublessee and hold Sublessee harmless for any damages, costs, expenses or losses suffered by Sublessee occasioned in whole or in part by the negligent acts or omissions of Sublessor's employees, servants, agents, representatives, guests or invitees.

     9. PROPERTY. Upon the expiration of the Term of this Sublease or upon the termination of Sublessee's right of possession, Sublessee shall surrender the Premises to Sublessor in good order, repair, and condition, ordinary wear and tear, damage by condemnation or casualty excepted. At the expiration of the Term or upon the termination of Sublessee's right of possession, Sublessee agrees to remove all of its items of personal property from the Premises. Sublessee shall pay the Sublessor upon demand the cost of repairing any damage to the Premises or the Building caused by any such removal. If Sublessee shall fail or refuse to remove any its property from the Premises, Sublessee shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Sublessor without any cost either by set off, credit, allowance, or otherwise. and Sublessor may at its option accept the title to such property or at Sublessee's expense may (i) remove the same or any part in any manner that Sublessor shall choose, repairing any damage to the Premises caused by such removal, and (ii) store, destroy, or otherwise dispose of the same without incurring liability to Sublessee or any other person.

     10. BROKERS. Each party covenants, warrants and represents to the other party that there is no broker, finder or similar person entitled to a commission, fee or other compensation with respect to the consummation of this Sublease, and that no conversations or prior negotiations were had by either party or anyone acting on behalf of either party with any broker, finder or similar person concerning the subleasing of the Premises to Sublessee.

Sublessor and Sublessee each agree to indemnify, defend and hold the other harmless against and from all costs, expenses, damages and liabilities, including reasonable attorney's fees and court costs, arising from any claims for brokerage commissions, finder's fees or other compensation resulting from or arising out of any conversations, negotiations or actions had by the other of them or anyone acting on behalf of the other of them with any broker, finder or similar person.

     11. PARKING. At all times during the term of this Sublease. Sublessee shall have nonexclusive use of covered and uncovered parking located on the Premises.

     12. SIGNAGE. Subject to conformance with Morris Township codes and the terms of the Lease, Sublessee shall have the right to erect a lawn mounted sign designating the Premises as the "Cram & Forster Insurance" building. It is recognized that the existing monument in the front of the Premises, if used, is "grandfathered" as to size and location. It is acknowledged that new Morris Township codes would require a relocation of such monument. Sublessee shall be responsible for complying with any and all codes and ordinances in the event a new monument is installed or if Sublessee modifies the existing monument. Sublessor agrees to cooperate fully with Sublessee with respect to any applications or other matters involved with obtaining required governmental approvals, but Sublessee shall indemnify Sublessor for any and all actual out-of-pocket costs and expenses, including reasonable attorney's fees in so cooperating with Sublessee.

     13. BUILDING MANAGEMENT. Sublessee shall be responsible for the management of the Building and the Premises at all times during the Term.

     14. SUBLETTING AND ASSIGNMENT. Except as otherwise provided in this Paragraph 14, Sublessee shall not assign this Sublease or sublet the whole or any part of the Premises without the prior consent of the Sublessor, which consent may be granted or withheld in the absolute discretion of Sublessor. Sublessee shall give Sublessor at least thirty (30) days' prior written notice of its intention to assign the Sublease or sublet the whole or any part of the Premises and shall furnish Sublessor with such information as Sublessor reasonably requests. Sublessor shall advise Sublessee within fifteen (15) days after receipt of all information it requests whether it consents to the transaction in question. In the event Sublessor does not so advise Sublessee in writing within said fifteen (15) day period, then Sublessor shall be deemed not to have approved the proposed assignment or subletting. Notwithstanding any of the above, (a) Sublessee shall remain fully responsible for all its obligations under this Sublease in the event of any assignment of this Sublease or subletting of all or any part of the Premises which is permitted under this Paragraph 14, and (b) Sublessee shall have the unrestricted right, from time to time and without the consent of Sublessor, to (i) assign this Sublease and/or sublet the whole of the Premises to any parent, subsidiary or affiliated company of Sublessee, (ii) assign this Sublease to any company which purchases all or substantially all of the assets or stock of Sublessee, (iii) assign this Sublease in conjunction with any merger, consolidation or public offering of stock involving Sublessee, provided that the net worth of the assignee is no less than the net worth of the assignor immediately prior to the assignment and further provided that the assignee shall assume and be liable for the full and faithful performance of all of the terms and conditions of this Sublease on and after the date of the assignment. In the event of any dispute between the parties with respect to the provisions of the Paragraph 14, such dispute shall be settled by arbitration in accordance with Paragraph 16 hereof.

     15. NOTICE. Whenever a notice is required or permitted in this Sublease, it shall mean a written notice (i) sent by certified mail, return receipt requested, addressed to Sublessor at its address set forth at the heading to this Sublease or to Sublessee at the Premises, to the attention of Vice President -- Real Estate, or to such other person or other address as may, from time to time, be specified by either party in a written notice to the other party, and such notice shall be deemed to be received five (5) days after deposit in the United States mail, or (ii) delivered to the addresses stated above by Federal Express or other recognized overnight delivery service which obtains a receipt for any such delivery, which notice shall be effective upon receipt at the address of the addressee.

16. ARBITRATION.

          A. In any case where this Sublease expressly provides for submission of a dispute or matter to arbitration (but not otherwise), the same shall be settled by arbitration in Morristown, New Jersey before one arbitrator in accordance with the procedural rules then obtaining of the American Arbitration Association or any successor thereto. The decision of the arbitrator shall be final, conclusive and binding on the parties, but the powers of the arbitrator are hereby expressly limited to the determination of factual issues, and the arbitrator shall have no power to reform, supplement or modify this Sublease. The arbitrator shall make only required findings of fact incident to an arbitrable dispute, which findings shall be set forth in reasonable detail in a written decision by the arbitrator.

          B. Sublessor and Sublessee shall share equally in the cost and expenses of such arbitration, and each shall separately pay its own attorneys' fees and expenses, unless the arbitrator finds that one of the parties did not act in good faith in connection with the dispute or the conduct of the arbitration proceeding, in which case she may award all or part of said costs, expenses and fees to the other party.

17. WARRANTIES AND REPRESENTATIONS.

          A. Sublessee represents and warrants to and agrees with Sublessor that:

             i. Sublessee is a New York corporation, duly organized, validly existing and in good standing under the laws of the State of New York, and is duly authorized, has the power to own its property and assets and carry on its business in the State of New Jersey;

             ii. the execution of this Sublease constitutes the binding obligation of Sublessee and has been authorized by Sublessee's Board of Directors or pursuant to authority granted by Sublessee's By-laws; and

             iii. the sublease of the Premises will not conflict with or result in a breach of Sublessee's Articles of Incorporation or By-laws or any agreement to which Sublessee is a party or by which it may be bound, or violate any state or federal governmental law, statute, ordinance or regulation.

          B. Sublessor represents and warrants to and agrees with Sublessee that:

             i. Sublessor is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and duly authorized, has the power to own its property and assets and carry on its business in the State of New Jersey;

             ii. the execution of this Sublease constitutes the binding obligation of the Sublessor and has been authorized by Sublessor's Board of Directors or pursuant to authority granted by Sublessor's By-laws;

             iii. the Sublease of the Premises will not conflict with or result in a breach of Sublessor's Certificate of Incorporation or By-laws or any agreement to which Sublessor is a party or by which it may be bound, or violate any state or federal governmental law, statute, ordinance or regulation;

             iv. it is the Lessee under the Lease and it has full right and authority under the Lease to enter into this Sublease, without the prior approval of the Lessor or any other party; and

             v. the Lease is in full force and effect and Sublessor is not in default under the Lease. So long as Sublessee is not in default under any of the terms, covenants, conditions or obligations of this Sublease, beyond the applicable notice and grace periods, if any, for the cure thereof, Sublessor shall perform all of the obligations to be performed by Sublessor under the terms of the Lease that are not required hereby to be performed by the Sublessee, and take reasonable actions to affirmatively enforce the obligations to be performed by Lessor under the terms of the Lease. Sublessor shall not enter into any amendment, modification or supplement to the Lease which adversely affects Sublessee's right, title and interest to the Premises under this Sublease without first obtaining the written consent of Sublessee. Sublessor agrees to promptly provide Sublessee with copies of all notices received by Sublessor pursuant to the Lease which concern: (A) any default or alleged default thereunder; or (B) any other matter which could adversely affect Sublessee's rights or increase Sublessee's obligations, under this Sublease.

     18. TRADE FIXTURES. All trade fixtures furnished or installed by Sublessee or its equipment lessors in the Premises, regardless of the manner or mode of attachment, shall be and remain the property of Sublessee or its said equipment lessor, as the case may be, and may be removed by Sublessee or its equipment lessor at any time

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

during the Term. Sublessee shall promptly repair all damage to the Premises caused by the removal of any such trade fixtures by Sublessee or its equipment lessor. It is understood and agreed that all of said trade fixtures furnished or installed by Sublessee or its equipment lessors in the Premises may, from time to time, become subject to the lien of leases, financing statements and security agreements under the Uniform Commercial Code and should any such lien be foreclosed, the foreclosing party may remove such fixtures from the Premises, provided that any damage caused thereby is promptly repaired at no cost to Sublessor. Sublessor agrees to promptly execute and deliver to Sublessee, from time to time, such waivers of lien and consents on the part of Sublessor as may be required by Sublessee to effectuate the provisions of this Paragraph 18.

19. SUBLESSOR'S EXERCISE OF RIGHTS IN LEASE.

          A. Sublessor covenants and agrees that as long as Sublessee is not in default in the performance of any of its obligations under this Sublease beyond the applicable notice and grace periods for the curing of such default, it will not exercise its right to terminate the Lease pursuant to
     Section 14 thereof.

          B. In the event Sublessor exercises its option to purchase the Premises pursuant to Sections 13 and 15 and Schedule C of the Lease, it will not disturb the rights of Sublessee under this Sublease regardless of whether the Lease is terminated or not, and in such event this Sublease shall continue in full force and effect and both parties hereto shall continue to be bound by and shall have all the rights set forth in this Sublease.

          C. Provided that Sublessee is not then in default in the performance of its obligations under this Sublease beyond the applicable notice and grace periods for the curing of such default and to the extent permitted by the Lease, it shall have the right to exercise the right to purchase the Premises pursuant to Section 13 and 15 and Schedule C of the Lease, and Sublessor shall fully cooperate with Sublessee in connection therewith by providing Lessor with all necessary notices and by performing all necessary acts; provided, however, that Sublessee shall provide all funds necessary to accomplish the purchase and shall indemnify and hold Sublessor harmless from and against all costs, expenses and liability with respect thereto.

     20. DEFINITION OF HEREUNDER, HEREIN, ETC. Unless the context clearly indicates to the contrary, the works "herein," "hereof," "hereunder," "hereafter," and words of similar import refer to this Sublease and all the Exhibits attached hereto as a whole and not to any particular section or paragraph hereof.

     21. SHORT FORM SUBLEASE. Upon the request of either party following the execution and delivery of this Sublease, Sublessee and Sublessor shall execute a short form sublease for recording, which shall contain such form and substances as either party shall reasonably request, with the exception of the annual net base rent reserved hereunder.

     22. ENTIRE AGREEMENT. This Sublease constitutes the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect.

     23. ATTORNEY'S FEES. In any action or proceeding hereunder, the prevailing party shall be entitled to recover from the other party, the prevailing party's reasonable costs and expenses in such action or proceeding, including reasonable attorney's fees. If either party is sued by a third party as a result of a violation of a covenant or warranty herein contained by the other party hereto, then the party who has violated the covenant or warranty shall be responsible for the reasonable costs and expenses in such action or proceeding against the non-violating party, including reasonable attorneys' fees.

     24. RIGHTS CUMULATIVE. Unless expressly provided to the contrary in this Sublease, each and every one of the rights. remedies and benefits provided by this Sublease shall be cumulative and shall not be exclusive of any other such rights, remedies and benefits allowed by law. All obligations of the parties hereto shall be construed as covenants, not conditions.

     25. NON-WAIVER. The failure of Sublessor or Sublessee to enforce against the other any provision, covenant or condition herein, by reason of either of them committing any breach of or default under this Sublease shall not be deemed a waiver thereof, nor void or affect the right of the aggrieved party to enforce the same covenant or condition on the occasion of any subsequent breach of default; nor shall the failure of either party to

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

exercise any option in this Lease upon any occasion arising therefor be deemed or construed to be a waiver of the right to exercise that same kind of option upon any subsequent occasion.

     26. FORCE MAJEURE. Except as otherwise expressly set forth herein, in the event either party hereto shall be delayed or hindered in, or prevented from, the performance of any act required hereunder (other than payment of annual net base rent or other amounts due hereunder) by reason of strikes, inability to procure materials, failure of power, restrictive governmental laws or regulation, riots, insurrection, war or other reasons of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Sublease, then the performance of any such act shall be excused for the period of the delay and the period of the performance of any such act shall be extended for a period equivalent to the period of such delay. Any time either party is experiencing delay under this provision, such party will give notice to the other party detailing the nature of the delay and giving an estimate as to how long the delay is expected to be.

     27. QUIET ENJOYMENT. Provided Sublessee is not in default of its obligations under this Sublease beyond the applicable notice and grace periods for the curing of such default, Sublessee shall peaceably and quietly have, hold, occupy and enjoy the Premises for the term of this sublease without hindrance from Sublessor or any party claiming by, through or under Sublessor.

     28. ESTOPPEL CERTIFICATE. Upon written request of Sublessor or Sublessee, the other party, within ten (10) days of the date of such request, agrees to execute and deliver to the requesting party, without charge, a written statement: ratifying this sublease; certifying that this sublease is in full force and effect, if such is the case, and has not been modified, assigned supplemented or amended, except by such writings as shall be stated; certifying that all conditions and agreements under this sublease to be satisfied and performed have been satisfied and performed, except as shall be stated, reciting the amount of advance rental if any, paid by Tenant, and the date to which rental has been paid; and certifying to such other matters as the requesting party may reasonably require.

     29. COSTS. Whenever this Sublease requires the performance of an act by either party, such party shall perform the act at its own cost and expense, unless expressly provided herein to the contrary.

     30. LIMITED RENTAL REDUCTION. In the event that on or after the date 60 months from the Commencement Date, one or more of Envision or Apprise vacates its space upon the expiration of its sublease, Sublessee shall be entitled for a period of up to 12 months from the expiration of each such sublease to reduce its rental obligations hereunder by an amount equal to the excess, if any, of
(a) $12.50 per rentable square foot with respect to each space so vacated, over
(b) all rentals received by Sublessee with respect to such space during any such 12-month period.

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

     IN WITNESS WHEREOF the parties have caused those presents to be executed this day and year first above written.

                                                   SUBLESSOR:

ATTEST:                                            TALEGEN PROPERTIES, INC.

/s/ DAVID A. LIPKIN                                By:  /s/
  ------------------------------------------            ----------------------------------------
  Assistant Secretary                                   Title: Secretary

                                                   SUBLESSEE:

ATTEST:                                            UNITED STATES FIRE INSURANCE COMPANY

Dennis M. Hughes                                   By:  /s/
                                                        ----------------------------------------
                                                        Title: Vice President

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                              EXHIBIT B -- APPRISE

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                             EXHIBIT C -- ENVISION

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